                                  PRELIMINARY
                             BACKGROUND INFORMATION

                             UCFC LOAN TRUST 1996-C

                            APPROXIMATE CLASS SIZES

               [$95,000,000] Class A-1 FLOATING-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                [$46,209,000] Class A-2 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                [$57,161,000] Class A-3 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                [$57,269,000] Class A-4 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                [$24,060,000] Class A-5 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


                [$20,301,000] Class A-6 FIXED-RATE CERTIFICATES
                              (non-SMMEA-eligible)


               [$200,000,000] Class A-7 FLOATING-RATE CERTIFICATES
                                (SMMEA-eligible)


           HOME EQUITY LOAN PASS-THROUGH CERTIFICATES, SERIES 1996-C




The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the UCFC 1996-C transaction, and not by or as agent for UCFC Acceptance or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates


                          PRICING INFORMATION
                    -------------------------------
                     GROUP I FIXED-RATE COLLATERAL

Class:                      A-1             A-2             A-3             A-4             A-5             A-6

Approximate
Face Amount:         [95,000,000]   [46,209,000]    [57,161,000]   [57,269,000]     [24,060,000]   [20,301,000]

Coupon:           1M LIBOR + TBD*            TBD             TBD             TBD             TBD            TBD**

Price:                       TBD             TBD             TBD             TBD             TBD            TBD

Yield:                       TBD             TBD             TBD             TBD             TBD            TBD

Spread:                      TBD             TBD             TBD             TBD             TBD            TBD

Exp Avg Life
to Maturity:          [0.91] yrs      [2.00] yrs      [3.10] yrs      [5.00] yrs      [7.50] yrs    [11.54] yrs

Exp Avg Life
to 10% call:          [0.91] yrs      [2.00] yrs      [3.10] yrs      [5.00] yrs      [7.27] yrs     [7.63] yrs

Exp 1st Prin Pmt:      [10/15/96]     [05/15/98]      [03/15/99]      [08/15/00]      [03/15/03]     [05/15/04]***

Exp Mat:               [05/15/98]     [03/15/99]      [08/15/00]      [03/15/03]      [05/15/04]***  [05/15/04]***

Stated Mat:            [07/15/07]     [05/15/10]      [11/15/13]      [05/15/18]      [10/15/23]     [12/15/27]

Expected
Rating:               AAA/Aaa/AAA    AAA/Aaa/AAA     AAA/Aaa/AAA     AAA/Aaa/AAA     AAA/Aaa/AAA    AAA/Aaa/AAA

Pricing Spd:              25% HEP        25% HEP         25% HEP         25% HEP         25% HEP        25% HEP

Pricing Date:                 TBD            TBD             TBD             TBD             TBD               TBD

Investor
Settle Date:             09/27/96       09/27/96        09/27/96        09/27/96        09/27/96        9/27/96

Pmt Delay:                 0 days        14 days         14 days         14 days         14 days        14 days

Cut-off Date:            09/01/96       09/01/96        09/01/96        09/01/96        09/01/96       09/01/96

Dated Date:              09/26/96       09/01/96        09/01/96        09/01/96        09/01/96       09/01/96

Int Pmt:               actual/360         30/360          30/360          30/360          30/360         30/360


Pmt Terms:                Monthly        Monthly         Monthly         Monthly         Monthly        Monthly

1st Int. Pmt Date:       10/15/96       10/15/96        10/15/96        10/15/96        10/15/96       10/15/96

Collateral Type:       Fixed-Rate     Fixed-Rate      Fixed-Rate      Fixed-Rate      Fixed-Rate     Fixed-Rate

SMMEA
Eligibility:            non-SMMEA      non-SMMEA       non-SMMEA       non-SMMEA       non-SMMEA      non-SMMEA


* The Coupon on the Class A-1 Certificates will equal the lesser of:
         1)  One Month LIBOR + [TBD] bps
         2)  Group I Net Funds Cap

Group I Net Funds Cap:       A rate equal to the weighted average net
                             coupon rate (i.e., the weighted average
                             coupon rate less [0.64625]% for
                             servicing fees, trustee fees and
                             certificate insurer premiums) for the
                             Group I fixed-rate collateral for such
                             Distribution Date.

** Group I Coupon Step-Up:   If the Servicer does not exercise its
                             option to call the Group I Certificates
                             at the 10% cleanup call date, then the
                             coupon on the Class A-6 Certificates
                             shall be raised by 50 bps.

*** To 10% Group I Clean-Up Call.

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

  UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                ---------------------------------------
                   GROUP II FLOATING RATE COLLATERAL

Class:                              A-8

Approximate
Face Amount:               [200,000,000]


Coupon:                    The least of:
                                1) 1M LIBOR + [TBD] bps
                                2) Group II Net Funds Cap (described below)
                           After the Cleanup Call, the least
of:
                                1) 1M LIBOR + 2 x [TBD] bps
                                2) Group II Net Funds Cap

Price:                     100-00

Yield:                     Variable

Spread:                    [TBD] bps

Index:                     1 Month LIBOR

Disc. Margin:              [TBD]%

Life Cap:                  [15.10]%

Avg Life to Call:          [3.45] yrs

Avg Life to Maturity:      [3.77] yrs

Exp. 1st Prin Payment:     [10/15/96]

Exp Mat to Call:           [11/15/04]

Exp Mat:                   [07/15/26]

Stated Mat:                [12/15/27]

Expected
Rating:                    AAA/Aaa/AAA

Pricing Spd:               25% HEP

Pricing Date:              TBD

Investor

Settle Date:               09/27/96

Pymt Delay:                0 days

Cut-off Date:              09/01/96

Dated Date:                09/26/96

Int Pymt:                  actual/360

Pymt Terms:                Monthly

1st Int. Pymt Date:        10/15/96

Collateral Type:           FLoating-Rate

Elibibility:               SMMEA Eligible


           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY

  UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates


Group II Net Funds Cap:

        Group II Adjusted Net Coupon:
              Net Coupon - fees ([14.625] bps) - surety carveout ([50] bps)*

         The Group II Net Funds Cap on each Distribution Date will be the lesser of:
               1) Weighted Average Gross Life Cap:   [ 16.251   ]%
                   Less Surety carveout              [  0.500   ]% *
                   Less Servicing                    [  0.500   ]%
                   Less Fees                         [  0.14625 ]%
                                                    ----------
                                                     [ 15.10475 ]%
               2) Weighted Average Adjusted Net Coupon on the Group II loans for such Distribution Date.

* Carveout not applicable for the first 6 bond payments.

Monthly Group II Net Funds Cap Summary:
(calculated on 30/360 basis)

Date:                 10/96     4/97      10/97     4/98      10/98

Adjusted Net Coupon:  [9.61]    [9.43]     [9.96]    [9.96]    [10.00]
Margin*:              [3.82]    [3.64]     [4.17]    [4.17]     [4.21]


*(Assuming 1M LIBOR as of closing of [5.48%] and a spread of [0.31%], 1M LIBOR would have to rise by the corresponding Margin to fully adjust to the Net Funds Cap under this scenario).


           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY

  UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                           SUMMARY OF TERMS
                      --------------------------
Title of Securities:       UCFC Loan Trust 1996-C1, Home Equity Loan
                           Pass-Through Certificates, Series 1996-C1,
                           Class A-1, A-2, A-3, A-4, A-5 and A-6 (the
                           "Group I Certificates") UCFC Loan Trust
                           1996-C2, Home Equity Loan Pass-Through
                           Certificates, Series 1996-C2, Class A-7
                           (the "Group II Certificates").

Depositor:                 UCFC Acceptance Corporation.

Servicer:                  United Companies Lending Corporation.

Originators:               The Home Equity Loans were, and any
                           Subsequent Loans will be, originated,
                           either directly or through correspondents or mortgage brokers, or purchased and re-underwritten, by United Companies and certain subsidiaries and affiliates thereof.

Trustee:                   Bankers Trust Company of California, N.A.

Aggregate
Certificate Balance:       Group I Fixed-Rate (non-SMMEA)     $ [300,000,000]
                           Group II Floating-Rate (SMMEA)     $ [200,000,000]

Securities Offered:        100% MBIA-guaranteed, pass-through certificates.

Offering:                  Public shelf offering -- a prospectus and
                           prospectus supplement will be distributed after pricing.

Pricing Date:              TBD

Investor
Settlement Date:           09/27/96

Form of Certificates:      Book-Entry form, same-day funds through
                           DTC, Euroclear and CEDEL

Pass-Through Rate:         1-Month LIBOR + [TBD] bps on Class A-1
                           Certificates *
                           TBD % on Class A-2 Certificates
                           TBD % on Class A-3 Certificates
                           TBD % on Class A-4 Certificates
                           TBD % on Class A-5 Certificates
                           TBD % on Class A-6 Certificates
                           1-Month LIBOR + [TBD] bps on Class A-7

                           Certificates *

                           * Subject to the Net Funds Cap for their respective
                             Loan Group
Prepayment
Assumption:                For Class A-1 through A-7, 25% HEP (2.5%
                           CPR in month 1 with monthly incremental
                           increases of 2.5% CPR until the speed
                           reaches 25% CPR in month 10 based on loan seasoning.) This means that seasoned loans will start further up on the prepayment curve.

Principal Paydown:         All Group I principal pays Group I bonds
                           sequentially.
                           All Group II principal is passed through to Class A-7.

Payment Date: The 15th day of each month (or, if any such date is not a business day, the first business day thereafter) commencing on October 15, 1996. The payment delay will be 0 days for the Class A-1 and Class A-7 Certificates and 14 days for the Class A-2, A-3, A-4, A-5 and A-6 Certificates.
Interest Accrual
Period: The initial interest accrual period on the Class A-1 and Class A-7 Certificates will be from September 26th until October 14th. In future periods, interest on the Class A-1 and Class A-7 Certificates will accrue during the period commencing on the 15th day of the preceding month until the 14th day of the current month.

                           Interest on the Class A-2 through A-6
                           Certificates will accrue from the first day
                           of the preceeding month until the 30th day
                           of the preceeding month.
Optional
Cleanup Call:              The Servicer may call the Certificates in a
                           particular Loan Group on any Remittance
                           Date when the then-outstanding collateral balance in that Loan Group is less than or equal to 10% of their original collateral balance.

Group I
Coupon Step-Up:            If the Servicer does not exercise its
                           option to call the Group I Certificates at the 10% cleanup call date, then the coupon on the Class A-6 Certificates shall be raised by 50 bps. Group II Coupon Step-Up:
                           If the Servicer does not exercise its
                           option to call the Group II Certificates at

                           the 10% cleanup call date, then the coupon on the Class A-7 Certificates shall be raised to LIBOR + 2x[TBD] bps subject to the Group II Net Funds Cap.

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

  UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

Pre-Funding Account:       On the closing date, approximately
                           [$58,106,547] and [$66,893,453] will be
                           deposited in pre-funding accounts for the purchase of additional fixed- and floating-rate mortgage loans, respectively.
                           From the closing date until November 15, 1996, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. Funds remaining in either of the pre-funding accounts that total less than $100,000 after this period will be distributed to investors in the related
                           Class A-1 and Class A-7 Certificates as
                           prepayments on November 15, 1996. If the funds remaining in either of the pre-funding accounts total greater than
                           $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the related Class A-1 through A-6 Certificates in the case of the fixed-rate prefunding account and to the investors in the Class A-7 Certificates in the case of the floating-rate prefunding account as a prepayment on November 15, 1996. The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus Supplement.

Certificate Insurer:       MBIA Insurance Corporation ("MBIA"). MBIA's
                           claims-paying ability is rated "AAA" by
                           Standard & Poor's, "Aaa" by Moody's
                           Investors Service and "AAA" by Fitch
                           Investors Service, Inc.
Certificate Insurance
Policy:                    The Certificate Insurance Policy will

                           provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Reserve Account:           A Reserve account will be available to
                           cover losses prior to any draw on the
                           Certificate Insurance Policy. The initial deposit and maintenance levels of the reserve account will be sized by the surety provider.

Servicing Fee:             50 basis points per annum.

ERISA Considerations:      The Certificates will be ERISA eligible
                           after the pre-funding period. However,
                           investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:                  REMIC.

Legal Investment:          Only the Class A-7 Certificates will be
                           SMMEA-eligible.

Certificates Ratings:      "AAA" by S&P, "Aaa" by Moody's, and "AAA"
                           by Fitch for the Class A-1, A-2, A-3, A-4,
                           A-5, A-6 and A-7 Certificates.




           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

  UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

Deal ID/CUSIP UCFC6C                              Coupon     * Cap      Flr 0.00
Class         A1     LIBOR-1M+TBA                 Accr  0.01557 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.48438
WAM    (Orig)         (20.664)                    Mat 07/15/07   Settle 09/27/96
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28    21.901    23.227    24.478    26.039    27.134    28.200    29.202
   99-28+   20.662    21.822    22.917    24.282    25.240    26.173    27.050
   99-29    19.423    20.418    21.356    22.526    23.347    24.146    24.898
   99-29+   18.185    19.013    19.795    20.770    21.454    22.120    22.746
   99-30    16.947    17.609    18.235    19.014    19.561    20.094    20.595
   99-30+   15.709    16.206    16.674    17.259    17.669    18.068    18.444
   99-31    14.471    14.802    15.114    15.504    15.777    16.043    16.293
   99-31+   13.234    13.399    13.555    13.749    13.886    14.019    14.144
  100-00    11.997    11.996    11.996    11.995    11.995    11.994    11.994
  100-00+   10.760    10.594    10.437    10.241    10.104     9.971     9.845
  100-01     9.523     9.191     8.878     8.488     8.214     7.947     7.696
  100-01+    8.287     7.789     7.320     6.734     6.324     5.924     5.548
  100-02     7.050     6.387     5.762     4.982     4.434     3.902     3.400

Avg. Life    1.307     1.146     1.027     0.909     0.841     0.784     0.737
Mod. Dur.    1.217     1.074     0.966     0.859     0.796     0.744     0.701
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt.    2.467     2.133     1.883     1.633     1.467     1.383     1.217


           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates


Deal ID/CUSIP UCFC6C                              Coupon + 11  Cap      Flr 0.00
Class         A1     LIBOR-1M+11                  Accr  0.01559 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor 1.000000000 on 09/27/96
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.50391
WAM    (Orig)         (20.664)                    Mat 07/15/07   Settle 09/27/96
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28    20.902    22.228    23.480    25.040    26.135    27.201    28.204
   99-28+   19.663    20.823    21.918    23.284    24.241    25.174    26.051
   99-29    18.424    19.419    20.357    21.527    22.348    23.147    23.899
   99-29+   17.186    18.014    18.796    19.771    20.455    21.121    21.747
   99-30    15.947    16.610    17.235    18.015    18.562    19.095    19.596
   99-30+   14.709    15.206    15.675    16.260    16.670    17.069    17.445
   99-31    13.472    13.803    14.115    14.505    14.778    15.044    15.294
   99-31+   12.234    12.399    12.555    12.750    12.886    13.019    13.144
  100-00    10.997    10.996    10.996    10.996    10.995    10.995    10.995
  100-00+    9.760     9.594     9.437     9.242     9.105     8.971     8.845
  100-01     8.523     8.191     7.878     7.488     7.214     6.947     6.697
  100-01+    7.287     6.789     6.320     5.735     5.324     4.924     4.548
  100-02     6.050     5.387     4.762     3.982     3.435     2.902     2.401

Avg. Life    1.307     1.146     1.027     0.909     0.841     0.784     0.737
Mod. Dur.    1.217     1.074     0.966     0.859     0.796     0.744     0.701
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt.    2.467     2.133     1.883     1.633     1.467     1.383     1.217

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
          INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
          PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
          IMMEDIATELY.

  UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

Deal ID/CUSIP UCFC6C                              Coupon                     N/A
Class         A2     SEQ                          Accr  0.50628 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.48438
WAM    (Orig)         (20.664)                    Mat 05/15/10   Settle 09/27/96
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    7.122     7.123     7.125     7.126     7.128     7.129     7.130
   99-23     7.116     7.117     7.117     7.118     7.118     7.119     7.119
   99-23+    7.110     7.110     7.110     7.109     7.109     7.108     7.108
   99-24     7.105     7.103     7.102     7.100     7.099     7.098     7.097
   99-24+    7.099     7.097     7.095     7.092     7.090     7.088     7.086
   99-25     7.093     7.090     7.087     7.083     7.080     7.077     7.075
   99-25+    7.087     7.083     7.080     7.074     7.071     7.067     7.063
   99-26     7.081     7.077     7.072     7.066     7.061     7.057     7.052
   99-26+    7.076     7.070     7.065     7.057     7.052     7.046     7.041
   99-27     7.070     7.063     7.057     7.049     7.042     7.036     7.030
   99-27+    7.064     7.057     7.050     7.040     7.033     7.026     7.019
   99-28     7.058     7.050     7.042     7.031     7.023     7.016     7.008
   99-28+    7.053     7.044     7.035     7.023     7.014     7.005     6.997
   99-29     7.047     7.037     7.027     7.014     7.004     6.995     6.986
   99-29+    7.041     7.030     7.020     7.005     6.995     6.985     6.974
   99-30     7.035     7.024     7.012     6.997     6.985     6.974     6.963
   99-30+    7.029     7.017     7.005     6.988     6.976     6.964     6.952
   99-31     7.024     7.010     6.997     6.980     6.967     6.954     6.941
   99-31+    7.018     7.004     6.990     6.971     6.957     6.944     6.930
  100-00     7.012     6.997     6.982     6.962     6.948     6.933     6.919
  100-00+    7.006     6.990     6.975     6.954     6.938     6.923     6.908
  100-01     7.001     6.984     6.967     6.945     6.929     6.913     6.897
  100-01+    6.995     6.977     6.960     6.936     6.919     6.902     6.886
  100-02     6.989     6.971     6.952     6.928     6.910     6.892     6.875
  100-02+    6.983     6.964     6.945     6.919     6.900     6.882     6.864
  100-03     6.978     6.957     6.937     6.911     6.891     6.872     6.852
  100-03+    6.972     6.951     6.930     6.902     6.881     6.861     6.841
  100-04     6.966     6.944     6.922     6.893     6.872     6.851     6.830
  100-04+    6.960     6.937     6.915     6.885     6.863     6.841     6.819
  100-05     6.954     6.931     6.907     6.876     6.853     6.831     6.808
  100-05+    6.949     6.924     6.900     6.868     6.844     6.820     6.797
  100-06     6.943     6.918     6.892     6.859     6.834     6.810     6.786
  100-06+    6.937     6.911     6.885     6.850     6.825     6.800     6.775
  100-07     6.931     6.904     6.877     6.842     6.815     6.790     6.764
  100-07+    6.926     6.898     6.870     6.833     6.806     6.779     6.753
  100-08     6.920     6.891     6.862     6.825     6.797     6.769     6.742
  100-08+    6.914     6.884     6.855     6.816     6.787     6.759     6.731
  100-09     6.908     6.878     6.847     6.807     6.778     6.749     6.720
  100-09+    6.903     6.871     6.840     6.799     6.768     6.738     6.709


Avg. Life    3.103     2.659     2.328     2.000     1.811     1.658     1.528
Mod. Dur.    2.693     2.343     2.075     1.803     1.644     1.513     1.401
1st  Pmt.    2.467     2.133     1.883     1.633     1.467     1.383     1.217
Last Pmt.    3.800     3.300     2.883     2.467     2.217     1.967     1.800


           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

Deal ID/CUSIP UCFC6C                              Coupon                   6.925
Class         A2     SEQ                          Accr  0.50014 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor 1.000000000 on 09/27/96
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.50391
WAM    (Orig)         (20.664)                    Mat 05/15/10   Settle 09/27/96
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

    HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22     7.042     7.044     7.046     7.049     7.052     7.054     7.056
   99-22+    7.036     7.037     7.039     7.041     7.042     7.044     7.045
   99-23     7.030     7.031     7.031     7.032     7.033     7.033     7.034
   99-23+    7.024     7.024     7.024     7.023     7.023     7.023     7.023
   99-24     7.018     7.017     7.016     7.015     7.014     7.013     7.012
   99-24+    7.013     7.011     7.009     7.006     7.004     7.002     7.001
   99-25     7.007     7.004     7.001     6.998     6.995     6.992     6.989
   99-25+    7.001     6.997     6.994     6.989     6.985     6.982     6.978
   99-26     6.995     6.991     6.986     6.980     6.976     6.972     6.967
   99-26+    6.989     6.984     6.979     6.972     6.966     6.961     6.956
   99-27     6.984     6.977     6.971     6.963     6.957     6.951     6.945
   99-27+    6.978     6.971     6.964     6.954     6.947     6.941     6.934
   99-28     6.972     6.964     6.956     6.946     6.938     6.930     6.923
   99-28+    6.966     6.958     6.949     6.937     6.928     6.920     6.912
   99-29     6.961     6.951     6.941     6.928     6.919     6.910     6.901
   99-29+    6.955     6.944     6.934     6.920     6.910     6.900     6.889
   99-30     6.949     6.938     6.926     6.911     6.900     6.889     6.878
   99-30+    6.943     6.931     6.919     6.903     6.891     6.879     6.867
   99-31     6.938     6.924     6.911     6.894     6.881     6.869     6.856
   99-31+    6.932     6.918     6.904     6.885     6.872     6.858     6.845
  100-00     6.926     6.911     6.896     6.877     6.862     6.848     6.834
  100-00+    6.920     6.905     6.889     6.868     6.853     6.838     6.823
  100-01     6.915     6.898     6.881     6.860     6.843     6.828     6.812
  100-01+    6.909     6.891     6.874     6.851     6.834     6.817     6.801
  100-02     6.903     6.885     6.866     6.842     6.825     6.807     6.790
  100-02+    6.897     6.878     6.859     6.834     6.815     6.797     6.779
  100-03     6.891     6.871     6.851     6.825     6.806     6.787     6.768
  100-03+    6.886     6.865     6.844     6.817     6.796     6.776     6.756
  100-04     6.880     6.858     6.837     6.808     6.787     6.766     6.745
  100-04+    6.874     6.852     6.829     6.799     6.777     6.756     6.734
  100-05     6.868     6.845     6.822     6.791     6.768     6.746     6.723
  100-05+    6.863     6.838     6.814     6.782     6.759     6.735     6.712
  100-06     6.857     6.832     6.807     6.774     6.749     6.725     6.701
  100-06+    6.851     6.825     6.799     6.765     6.740     6.715     6.690
  100-07     6.845     6.819     6.792     6.756     6.730     6.705     6.679
  100-07+    6.840     6.812     6.784     6.748     6.721     6.694     6.668
  100-08     6.834     6.805     6.777     6.739     6.711     6.684     6.657
  100-08+    6.828     6.799     6.769     6.731     6.702     6.674     6.646
  100-09     6.822     6.792     6.762     6.722     6.693     6.664     6.635


Avg. Life    3.103     2.659     2.328     2.000     1.811     1.658     1.528
Mod. Dur.    2.698     2.347     2.078     1.806     1.646     1.514     1.403
1st  Pmt.    2.467     2.133     1.883     1.633     1.467     1.383     1.217
Last Pmt.    3.800     3.300     2.883     2.467     2.217     1.967     1.800

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
          INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
          PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
          IMMEDIATELY.

  UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

Deal ID/CUSIP UCFC6C                              Coupon                     N/A
Class         A3     SEQ                          Accr  0.52108 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.48438
WAM    (Orig)         (20.664)                    Mat 11/15/13   Settle 09/27/96
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+    7.328     7.329     7.329     7.330     7.331     7.331     7.332
   99-23     7.324     7.324     7.324     7.324     7.324     7.324     7.324
   99-23+    7.320     7.320     7.319     7.319     7.318     7.317     7.317
   99-24     7.317     7.315     7.314     7.313     7.312     7.310     7.309
   99-24+    7.313     7.311     7.309     7.307     7.305     7.303     7.302
   99-25     7.309     7.306     7.304     7.301     7.299     7.296     7.294
   99-25+    7.305     7.302     7.299     7.295     7.292     7.289     7.286
   99-26     7.301     7.298     7.294     7.290     7.286     7.282     7.279
   99-26+    7.297     7.293     7.289     7.284     7.280     7.275     7.271
   99-27     7.293     7.289     7.284     7.278     7.273     7.268     7.264
   99-27+    7.289     7.284     7.279     7.272     7.267     7.261     7.256
   99-28     7.285     7.280     7.274     7.266     7.260     7.254     7.249
   99-28+    7.281     7.275     7.269     7.260     7.254     7.248     7.241
   99-29     7.277     7.271     7.264     7.255     7.248     7.241     7.233
   99-29+    7.273     7.266     7.259     7.249     7.241     7.234     7.226
   99-30     7.270     7.262     7.254     7.243     7.235     7.227     7.218
   99-30+    7.266     7.257     7.249     7.237     7.228     7.220     7.211
   99-31     7.262     7.253     7.244     7.231     7.222     7.213     7.203
   99-31+    7.258     7.248     7.239     7.226     7.216     7.206     7.196
  100-00     7.254     7.244     7.234     7.220     7.209     7.199     7.188
  100-00+    7.250     7.239     7.229     7.214     7.203     7.192     7.180
  100-01     7.246     7.235     7.224     7.208     7.196     7.185     7.173
  100-01+    7.242     7.231     7.219     7.202     7.190     7.178     7.165
  100-02     7.238     7.226     7.214     7.197     7.184     7.171     7.158
  100-02+    7.234     7.222     7.209     7.191     7.177     7.164     7.150
  100-03     7.231     7.217     7.204     7.185     7.171     7.157     7.143
  100-03+    7.227     7.213     7.198     7.179     7.165     7.150     7.135
  100-04     7.223     7.208     7.193     7.173     7.158     7.143     7.127
  100-04+    7.219     7.204     7.188     7.168     7.152     7.136     7.120
  100-05     7.215     7.199     7.183     7.162     7.145     7.129     7.112
  100-05+    7.211     7.195     7.178     7.156     7.139     7.122     7.105
  100-06     7.207     7.190     7.173     7.150     7.133     7.115     7.097
  100-06+    7.203     7.186     7.168     7.144     7.126     7.108     7.090
  100-07     7.199     7.181     7.163     7.139     7.120     7.101     7.082
  100-07+    7.195     7.177     7.158     7.133     7.114     7.094     7.075
  100-08     7.192     7.173     7.153     7.127     7.107     7.087     7.067
  100-08+    7.188     7.168     7.148     7.121     7.101     7.080     7.059
  100-09     7.184     7.164     7.143     7.116     7.095     7.073     7.052
  100-09+    7.180     7.159     7.138     7.110     7.088     7.066     7.044


Avg. Life    4.901     4.185     3.643     3.100     2.785     2.526     2.310
Mod. Dur.    3.979     3.482     3.089     2.679     2.434     2.229     2.054
1st  Pmt.    3.800     3.300     2.883     2.467     2.217     1.967     1.800
Last Pmt.    6.133     5.217     4.550     3.883     3.467     3.133     2.883


           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

Deal ID/CUSIP UCFC6C                              Coupon                   7.150
Class         A3     SEQ                          Accr  0.51639 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor 1.000000000 on 09/27/96
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.50391
WAM    (Orig)         (20.664)                    Mat 11/15/13   Settle 09/27/96
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22     7.266     7.267     7.268     7.270     7.271     7.273     7.274
   99-22+    7.262     7.263     7.263     7.264     7.265     7.266     7.266
   99-23     7.258     7.258     7.258     7.258     7.258     7.259     7.259
   99-23+    7.254     7.254     7.253     7.253     7.252     7.252     7.251
   99-24     7.250     7.249     7.248     7.247     7.246     7.245     7.244
   99-24+    7.246     7.245     7.243     7.241     7.239     7.238     7.236
   99-25     7.242     7.240     7.238     7.235     7.233     7.231     7.228
   99-25+    7.238     7.236     7.233     7.229     7.226     7.224     7.221
   99-26     7.235     7.231     7.228     7.224     7.220     7.217     7.213
   99-26+    7.231     7.227     7.223     7.218     7.214     7.210     7.206
   99-27     7.227     7.222     7.218     7.212     7.207     7.203     7.198
   99-27+    7.223     7.218     7.213     7.206     7.201     7.196     7.190
   99-28     7.219     7.213     7.208     7.200     7.195     7.189     7.183
   99-28+    7.215     7.209     7.203     7.194     7.188     7.182     7.175
   99-29     7.211     7.205     7.198     7.189     7.182     7.175     7.168
   99-29+    7.207     7.200     7.193     7.183     7.175     7.168     7.160
   99-30     7.203     7.196     7.188     7.177     7.169     7.161     7.153
   99-30+    7.199     7.191     7.183     7.171     7.163     7.154     7.145
   99-31     7.196     7.187     7.178     7.165     7.156     7.147     7.137
   99-31+    7.192     7.182     7.173     7.160     7.150     7.140     7.130
  100-00     7.188     7.178     7.168     7.154     7.143     7.133     7.122
  100-00+    7.184     7.173     7.163     7.148     7.137     7.126     7.115
  100-01     7.180     7.169     7.158     7.142     7.131     7.119     7.107
  100-01+    7.176     7.164     7.153     7.137     7.124     7.112     7.100
  100-02     7.172     7.160     7.148     7.131     7.118     7.105     7.092
  100-02+    7.168     7.156     7.143     7.125     7.112     7.098     7.085
  100-03     7.164     7.151     7.138     7.119     7.105     7.091     7.077
  100-03+    7.160     7.147     7.133     7.113     7.099     7.084     7.069
  100-04     7.157     7.142     7.127     7.108     7.092     7.077     7.062
  100-04+    7.153     7.138     7.122     7.102     7.086     7.070     7.054
  100-05     7.149     7.133     7.117     7.096     7.080     7.063     7.047
  100-05+    7.145     7.129     7.112     7.090     7.073     7.056     7.039
  100-06     7.141     7.124     7.107     7.084     7.067     7.049     7.032
  100-06+    7.137     7.120     7.102     7.079     7.061     7.042     7.024
  100-07     7.133     7.115     7.097     7.073     7.054     7.036     7.017
  100-07+    7.129     7.111     7.092     7.067     7.048     7.029     7.009
  100-08     7.125     7.107     7.087     7.061     7.042     7.022     7.002
  100-08+    7.122     7.102     7.082     7.056     7.035     7.015     6.994
  100-09     7.118     7.098     7.077     7.050     7.029     7.008     6.986


Avg. Life    4.901     4.185     3.643     3.100     2.785     2.526     2.310
Mod. Dur.    3.986     3.488     3.094     2.683     2.437     2.231     2.056
1st  Pmt.    3.800     3.300     2.883     2.467     2.217     1.967     1.800
Last Pmt.    6.133     5.217     4.550     3.883     3.467     3.133     2.883

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
          INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
          PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
          IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

Deal ID/CUSIP UCFC6C                              Coupon                     N/A
Class         A4     SEQ                          Accr  0.54528 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.48438
WAM    (Orig)         (20.664)                    Mat 05/15/18   Settle 09/27/96
CenterPrice    99-31  Inc   0.5               Table Yield        Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-21+    7.676     7.676     7.677     7.678     7.679     7.680     7.681
   99-22     7.673     7.673     7.674     7.674     7.675     7.675     7.676
   99-22+    7.670     7.670     7.670     7.670     7.671     7.671     7.671
   99-23     7.668     7.667     7.667     7.667     7.666     7.666     7.666
   99-23+    7.665     7.664     7.664     7.663     7.662     7.661     7.661
   99-24     7.662     7.661     7.660     7.659     7.658     7.657     7.656
   99-24+    7.659     7.658     7.657     7.655     7.653     7.652     7.650
   99-25     7.657     7.655     7.653     7.651     7.649     7.647     7.645
   99-25+    7.654     7.652     7.650     7.647     7.645     7.643     7.640
   99-26     7.651     7.649     7.647     7.643     7.641     7.638     7.635
   99-26+    7.648     7.646     7.643     7.639     7.636     7.633     7.630
   99-27     7.646     7.643     7.640     7.635     7.632     7.629     7.625
   99-27+    7.643     7.640     7.636     7.632     7.628     7.624     7.620
   99-28     7.640     7.637     7.633     7.628     7.624     7.619     7.615
   99-28+    7.637     7.634     7.629     7.624     7.619     7.615     7.610
   99-29     7.635     7.631     7.626     7.620     7.615     7.610     7.605
   99-29+    7.632     7.627     7.623     7.616     7.611     7.605     7.600
   99-30     7.629     7.624     7.619     7.612     7.607     7.601     7.595
   99-30+    7.627     7.621     7.616     7.608     7.602     7.596     7.590
   99-31     7.624     7.618     7.612     7.604     7.598     7.592     7.585
   99-31+    7.621     7.615     7.609     7.600     7.594     7.587     7.580
  100-00     7.618     7.612     7.606     7.597     7.590     7.582     7.575
  100-00+    7.616     7.609     7.602     7.593     7.585     7.578     7.570
  100-01     7.613     7.606     7.599     7.589     7.581     7.573     7.565
  100-01+    7.610     7.603     7.595     7.585     7.577     7.568     7.560
  100-02     7.607     7.600     7.592     7.581     7.573     7.564     7.555
  100-02+    7.605     7.597     7.589     7.577     7.568     7.559     7.550
  100-03     7.602     7.594     7.585     7.573     7.564     7.554     7.545
  100-03+    7.599     7.591     7.582     7.569     7.560     7.550     7.540
  100-04     7.597     7.588     7.578     7.566     7.556     7.545     7.535
  100-04+    7.594     7.585     7.575     7.562     7.551     7.541     7.530
  100-05     7.591     7.582     7.572     7.558     7.547     7.536     7.525
  100-05+    7.588     7.579     7.568     7.554     7.543     7.531     7.520
  100-06     7.586     7.576     7.565     7.550     7.539     7.527     7.515
  100-06+    7.583     7.573     7.562     7.546     7.534     7.522     7.509
  100-07     7.580     7.569     7.558     7.542     7.530     7.517     7.504
  100-07+    7.578     7.566     7.555     7.538     7.526     7.513     7.499
  100-08     7.575     7.563     7.551     7.535     7.522     7.508     7.494
  100-08+    7.572     7.560     7.548     7.531     7.517     7.504     7.489


Avg. Life    7.866     6.760     5.892     5.000     4.475     4.039     3.673
Mod. Dur.    5.701     5.089     4.572     4.005     3.652     3.350     3.087
1st  Pmt.    6.133     5.217     4.550     3.883     3.467     3.133     2.883
Last Pmt.   10.050     8.717     7.633     6.467     5.800     5.217     4.717


           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

Deal ID/CUSIP UCFC6C                              Coupon                   7.475
Class         A4     SEQ                          Accr  0.53986 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor 1.000000000 on 09/27/96
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.50391
WAM    (Orig)         (20.664)                    Mat 05/15/18   Settle 09/27/96
CenterPrice    99-30+ Inc   0.5               Table Yield        Roll@

          HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-21     7.602     7.603     7.604     7.605     7.607     7.608     7.609
   99-21+    7.599     7.600     7.600     7.602     7.602     7.603     7.604
   99-22     7.596     7.597     7.597     7.598     7.598     7.599     7.599
   99-22+    7.593     7.593     7.594     7.594     7.594     7.594     7.594
   99-23     7.591     7.590     7.590     7.590     7.590     7.589     7.589
   99-23+    7.588     7.587     7.587     7.586     7.585     7.585     7.584
   99-24     7.585     7.584     7.583     7.582     7.581     7.580     7.579
   99-24+    7.582     7.581     7.580     7.578     7.577     7.575     7.574
   99-25     7.580     7.578     7.577     7.574     7.573     7.571     7.569
   99-25+    7.577     7.575     7.573     7.570     7.568     7.566     7.564
   99-26     7.574     7.572     7.570     7.567     7.564     7.562     7.559
   99-26+    7.572     7.569     7.566     7.563     7.560     7.557     7.554
   99-27     7.569     7.566     7.563     7.559     7.556     7.552     7.549
   99-27+    7.566     7.563     7.560     7.555     7.551     7.548     7.544
   99-28     7.563     7.560     7.556     7.551     7.547     7.543     7.539
   99-28+    7.561     7.557     7.553     7.547     7.543     7.538     7.534
   99-29     7.558     7.554     7.549     7.543     7.539     7.534     7.529
   99-29+    7.555     7.551     7.546     7.539     7.534     7.529     7.524
   99-30     7.553     7.548     7.543     7.536     7.530     7.524     7.519
   99-30+    7.550     7.545     7.539     7.532     7.526     7.520     7.514
   99-31     7.547     7.542     7.536     7.528     7.522     7.515     7.509
   99-31+    7.544     7.539     7.532     7.524     7.517     7.511     7.504
  100-00     7.542     7.536     7.529     7.520     7.513     7.506     7.499
  100-00+    7.539     7.532     7.526     7.516     7.509     7.501     7.494
  100-01     7.536     7.529     7.522     7.512     7.505     7.497     7.489
  100-01+    7.533     7.526     7.519     7.508     7.500     7.492     7.483
  100-02     7.531     7.523     7.516     7.505     7.496     7.487     7.478
  100-02+    7.528     7.520     7.512     7.501     7.492     7.483     7.473
  100-03     7.525     7.517     7.509     7.497     7.488     7.478     7.468
  100-03+    7.523     7.514     7.505     7.493     7.483     7.474     7.463
  100-04     7.520     7.511     7.502     7.489     7.479     7.469     7.458
  100-04+    7.517     7.508     7.499     7.485     7.475     7.464     7.453
  100-05     7.514     7.505     7.495     7.481     7.471     7.460     7.448
  100-05+    7.512     7.502     7.492     7.478     7.466     7.455     7.443
  100-06     7.509     7.499     7.488     7.474     7.462     7.450     7.438
  100-06+    7.506     7.496     7.485     7.470     7.458     7.446     7.433
  100-07     7.504     7.493     7.482     7.466     7.454     7.441     7.428
  100-07+    7.501     7.490     7.478     7.462     7.450     7.437     7.423
  100-08     7.498     7.487     7.475     7.458     7.445     7.432     7.418


 Avg. Life  7.866     6.760     5.892      5.000     4.475     4.039     3.673
 Mod. Dur.  5.718     5.102     4.583      4.013     3.659     3.355     3.092
 1st Pmt.   6.133     5.217     4.550      3.883     3.467     3.133     2.883
 Last Pmt. 10.050     8.717     7.633      6.467     5.800     5.217     4.717

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                ****************** TO CALL *********************

Deal ID/CUSIP UCFC6C                              Coupon                     N/A
Class         A5     SEQ                          Accr  0.56875 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.48438
WAM    (Orig)         (20.664)                    Mat 10/15/23   Settle 09/27/96
CenterPrice   100-00+ Inc   0.5               Table Yield        Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-23     8.002     8.001     8.001     8.001     8.000     8.000     7.999
   99-23+    8.000     7.999     7.998     7.998     7.997     7.996     7.996
   99-24     7.997     7.997     7.996     7.995     7.994     7.993     7.992
   99-24+    7.995     7.994     7.993     7.992     7.991     7.989     7.988
   99-25     7.993     7.992     7.991     7.989     7.987     7.986     7.984
   99-25+    7.991     7.990     7.988     7.986     7.984     7.983     7.981
   99-26     7.989     7.987     7.985     7.983     7.981     7.979     7.977
   99-26+    7.987     7.985     7.983     7.980     7.978     7.976     7.973
   99-27     7.984     7.982     7.980     7.977     7.975     7.972     7.970
   99-27+    7.982     7.980     7.978     7.974     7.972     7.969     7.966
   99-28     7.980     7.978     7.975     7.971     7.968     7.965     7.962
   99-28+    7.978     7.975     7.972     7.968     7.965     7.962     7.958
   99-29     7.976     7.973     7.970     7.966     7.962     7.959     7.955
   99-29+    7.974     7.971     7.967     7.963     7.959     7.955     7.951
   99-30     7.971     7.968     7.965     7.960     7.956     7.952     7.947
   99-30+    7.969     7.966     7.962     7.957     7.953     7.948     7.944
   99-31     7.967     7.963     7.959     7.954     7.949     7.945     7.940
   99-31+    7.965     7.961     7.957     7.951     7.946     7.941     7.936
  100-00     7.963     7.959     7.954     7.948     7.943     7.938     7.933
  100-00+    7.961     7.956     7.952     7.945     7.940     7.935     7.929
  100-01     7.958     7.954     7.949     7.942     7.937     7.931     7.925
  100-01+    7.956     7.952     7.947     7.939     7.934     7.928     7.921
  100-02     7.954     7.949     7.944     7.936     7.931     7.924     7.918
  100-02+    7.952     7.947     7.941     7.933     7.927     7.921     7.914
  100-03     7.950     7.944     7.939     7.931     7.924     7.917     7.910
  100-03+    7.948     7.942     7.936     7.928     7.921     7.914     7.907
  100-04     7.945     7.940     7.934     7.925     7.918     7.911     7.903
  100-04+    7.943     7.937     7.931     7.922     7.915     7.907     7.899
  100-05     7.941     7.935     7.928     7.919     7.912     7.904     7.896
  100-05+    7.939     7.933     7.926     7.916     7.908     7.900     7.892
  100-06     7.937     7.930     7.923     7.913     7.905     7.897     7.888
  100-06+    7.935     7.928     7.921     7.910     7.902     7.894     7.885
  100-07     7.932     7.926     7.918     7.907     7.899     7.890     7.881
  100-07+    7.930     7.923     7.915     7.904     7.896     7.887     7.877
  100-08     7.928     7.921     7.913     7.901     7.893     7.883     7.874
  100-08+    7.926     7.918     7.910     7.899     7.890     7.880     7.870
  100-09     7.924     7.916     7.908     7.896     7.886     7.877     7.866

  100-09+    7.922     7.914     7.905     7.893     7.883     7.873     7.862
  100-10     7.920     7.911     7.903     7.890     7.880     7.870     7.859

Avg. Life   11.208     9.736     8.540     7.271     6.529     5.892     5.345
Mod. Dur.    7.175     6.551     5.989     5.332     4.917     4.540     4.201
1st  Pmt.   10.050     8.717     7.633     6.467     5.800     5.217     4.717
Last Pmt. 06/15/08  12/15/06  09/15/05  05/15/04  08/15/03  12/15/02  05/15/02


           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                     ************** TO CALL *************

Deal ID/CUSIP UCFC6C                              Coupon                   7.800
Class         A5     SEQ                          Accr  0.56333 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor 1.000000000 on 09/27/96
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.50391
WAM    (Orig)         (20.664)                    Mat 10/15/23   Settle 09/27/96
CenterPrice    99-29  Inc   0.5               Table Yield        Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-19+    7.940     7.941     7.942     7.944     7.945     7.947     7.948
   99-20     7.938     7.939     7.940     7.941     7.942     7.943     7.945
   99-20+    7.936     7.936     7.937     7.938     7.939     7.940     7.941
   99-21     7.933     7.934     7.934     7.935     7.936     7.937     7.937
   99-21+    7.931     7.932     7.932     7.932     7.933     7.933     7.934
   99-22     7.929     7.929     7.929     7.929     7.930     7.930     7.930
   99-22+    7.927     7.927     7.927     7.927     7.926     7.926     7.926
   99-23     7.925     7.924     7.924     7.924     7.923     7.923     7.922
   99-23+    7.923     7.922     7.922     7.921     7.920     7.919     7.919
   99-24     7.920     7.920     7.919     7.918     7.917     7.916     7.915
   99-24+    7.918     7.917     7.916     7.915     7.914     7.913     7.911
   99-25     7.916     7.915     7.914     7.912     7.911     7.909     7.908
   99-25+    7.914     7.913     7.911     7.909     7.907     7.906     7.904
   99-26     7.912     7.910     7.909     7.906     7.904     7.902     7.900
   99-26+    7.910     7.908     7.906     7.903     7.901     7.899     7.897
   99-27     7.907     7.905     7.903     7.900     7.898     7.896     7.893
   99-27+    7.905     7.903     7.901     7.897     7.895     7.892     7.889
   99-28     7.903     7.901     7.898     7.895     7.892     7.889     7.886
   99-28+    7.901     7.898     7.896     7.892     7.889     7.885     7.882
   99-29     7.899     7.896     7.893     7.889     7.885     7.882     7.878
   99-29+    7.897     7.894     7.890     7.886     7.882     7.878     7.874
   99-30     7.894     7.891     7.888     7.883     7.879     7.875     7.871
   99-30+    7.892     7.889     7.885     7.880     7.876     7.872     7.867
   99-31     7.890     7.887     7.883     7.877     7.873     7.868     7.863
   99-31+    7.888     7.884     7.880     7.874     7.870     7.865     7.860
  100-00     7.886     7.882     7.877     7.871     7.866     7.861     7.856
  100-00+    7.884     7.879     7.875     7.868     7.863     7.858     7.852
  100-01     7.882     7.877     7.872     7.865     7.860     7.855     7.849
  100-01+    7.879     7.875     7.870     7.863     7.857     7.851     7.845
  100-02     7.877     7.872     7.867     7.860     7.854     7.848     7.841
  100-02+    7.875     7.870     7.865     7.857     7.851     7.844     7.838
  100-03     7.873     7.868     7.862     7.854     7.848     7.841     7.834
  100-03+    7.871     7.865     7.859     7.851     7.844     7.837     7.830
  100-04     7.869     7.863     7.857     7.848     7.841     7.834     7.826
  100-04+    7.866     7.861     7.854     7.845     7.838     7.831     7.823
  100-05     7.864     7.858     7.852     7.842     7.835     7.827     7.819
  100-05+    7.862     7.856     7.849     7.839     7.832     7.824     7.815
  100-06     7.860     7.853     7.846     7.836     7.829     7.820     7.812

  100-06+    7.858     7.851     7.844     7.834     7.826     7.817     7.808

Avg. Life   11.208     9.736     8.540     7.271     6.529     5.892     5.345
Mod. Dur.    7.201     6.572     6.006     5.346     4.928     4.549     4.209
1st  Pmt.   10.050     8.717     7.633     6.467     5.800     5.217     4.717
Last Pmt. 06/15/08  12/15/06  09/15/05  05/15/04  08/15/03  12/15/02  05/15/02

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
          INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
          PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
          IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                ****************** TO MATURITY *********************

Deal ID/CUSIP UCFC6C                              Coupon                     N/A
Class         A5     SEQ                          Accr  0.56875 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.48438
WAM    (Orig)         (20.664)                    Mat 10/15/23   Settle 09/27/96
CenterPrice   100-00+ Inc   0.5               Table Yield        Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-23     8.002     8.002     8.001     8.001     8.000     8.000     7.999
   99-23+    8.000     7.999     7.999     7.998     7.997     7.996     7.996
   99-24     7.998     7.997     7.996     7.995     7.994     7.993     7.992
   99-24+    7.995     7.995     7.994     7.992     7.991     7.990     7.989
   99-25     7.993     7.992     7.991     7.989     7.988     7.986     7.985
   99-25+    7.991     7.990     7.988     7.986     7.985     7.983     7.981
   99-26     7.989     7.987     7.986     7.984     7.982     7.980     7.978
   99-26+    7.987     7.985     7.983     7.981     7.979     7.976     7.974
   99-27     7.985     7.983     7.981     7.978     7.975     7.973     7.970
   99-27+    7.983     7.980     7.978     7.975     7.972     7.970     7.967
   99-28     7.980     7.978     7.976     7.972     7.969     7.966     7.963
   99-28+    7.978     7.976     7.973     7.969     7.966     7.963     7.960
   99-29     7.976     7.973     7.971     7.966     7.963     7.960     7.956
   99-29+    7.974     7.971     7.968     7.964     7.960     7.956     7.952
   99-30     7.972     7.969     7.965     7.961     7.957     7.953     7.949
   99-30+    7.970     7.966     7.963     7.958     7.954     7.949     7.945
   99-31     7.968     7.964     7.960     7.955     7.951     7.946     7.941
   99-31+    7.966     7.962     7.958     7.952     7.948     7.943     7.938
  100-00     7.963     7.960     7.955     7.949     7.944     7.939     7.934
  100-00+    7.961     7.957     7.953     7.946     7.941     7.936     7.931
  100-01     7.959     7.955     7.950     7.944     7.938     7.933     7.927
  100-01+    7.957     7.953     7.948     7.941     7.935     7.929     7.923
  100-02     7.955     7.950     7.945     7.938     7.932     7.926     7.920
  100-02+    7.953     7.948     7.943     7.935     7.929     7.923     7.916
  100-03     7.951     7.946     7.940     7.932     7.926     7.919     7.913
  100-03+    7.948     7.943     7.937     7.929     7.923     7.916     7.909
  100-04     7.946     7.941     7.935     7.926     7.920     7.913     7.905
  100-04+    7.944     7.939     7.932     7.924     7.917     7.909     7.902
  100-05     7.942     7.936     7.930     7.921     7.914     7.906     7.898
  100-05+    7.940     7.934     7.927     7.918     7.910     7.903     7.894
  100-06     7.938     7.932     7.925     7.915     7.907     7.899     7.891
  100-06+    7.936     7.929     7.922     7.912     7.904     7.896     7.887
  100-07     7.934     7.927     7.920     7.909     7.901     7.893     7.884
  100-07+    7.931     7.925     7.917     7.907     7.898     7.889     7.880
  100-08     7.929     7.922     7.915     7.904     7.895     7.886     7.876
  100-08+    7.927     7.920     7.912     7.901     7.892     7.883     7.873
  100-09     7.925     7.918     7.910     7.898     7.889     7.879     7.869

  100-09+    7.923     7.915     7.907     7.895     7.886     7.876     7.866
  100-10     7.921     7.913     7.904     7.892     7.883     7.873     7.862

Avg. Life   11.516    10.020     8.795     7.500     6.718     6.060     5.501
Mod. Dur.    7.289     6.670     6.106     5.450     5.020     4.637     4.296
1st  Pmt.   10.050     8.717     7.633     6.467     5.800     5.217     4.717
Last Pmt.   13.300    11.717    10.300     8.800     7.883     7.133     6.467

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                     ************** TO CALL *************

Deal ID/CUSIP UCFC6C                              Coupon                   7.825
Class         A6     SEQ                          Accr  0.56514 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor 1.000000000 on 09/27/96
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.50391
WAM    (Orig)         (20.664)                    Mat 12/15/27   Settle 09/27/96
CenterPrice    99-24+ Inc   0.5               Table Yield        Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-15     7.984     7.987     7.990     7.995     7.998     8.001     8.005
   99-15+    7.982     7.985     7.988     7.992     7.995     7.998     8.002
   99-16     7.980     7.982     7.985     7.989     7.992     7.995     7.998
   99-16+    7.978     7.980     7.983     7.986     7.989     7.991     7.995
   99-17     7.976     7.978     7.980     7.983     7.986     7.988     7.991
   99-17+    7.974     7.976     7.978     7.980     7.983     7.985     7.987
   99-18     7.972     7.973     7.975     7.978     7.980     7.982     7.984
   99-18+    7.969     7.971     7.973     7.975     7.976     7.978     7.980
   99-19     7.967     7.969     7.970     7.972     7.973     7.975     7.977
   99-19+    7.965     7.966     7.967     7.969     7.970     7.972     7.973
   99-20     7.963     7.964     7.965     7.966     7.967     7.968     7.970
   99-20+    7.961     7.962     7.962     7.964     7.964     7.965     7.966
   99-21     7.959     7.959     7.960     7.961     7.961     7.962     7.963
   99-21+    7.957     7.957     7.957     7.958     7.958     7.959     7.959
   99-22     7.955     7.955     7.955     7.955     7.955     7.955     7.955
   99-22+    7.953     7.953     7.952     7.952     7.952     7.952     7.952
   99-23     7.950     7.950     7.950     7.949     7.949     7.949     7.948
   99-23+    7.948     7.948     7.947     7.947     7.946     7.945     7.945
   99-24     7.946     7.946     7.945     7.944     7.943     7.942     7.941
   99-24+    7.944     7.943     7.942     7.941     7.940     7.939     7.938
   99-25     7.942     7.941     7.940     7.938     7.937     7.936     7.934
   99-25+    7.940     7.939     7.937     7.935     7.934     7.932     7.931
   99-26     7.938     7.936     7.935     7.933     7.931     7.929     7.927
   99-26+    7.936     7.934     7.932     7.930     7.928     7.926     7.923
   99-27     7.934     7.932     7.930     7.927     7.925     7.922     7.920
   99-27+    7.932     7.930     7.927     7.924     7.922     7.919     7.916
   99-28     7.929     7.927     7.925     7.921     7.919     7.916     7.913
   99-28+    7.927     7.925     7.922     7.919     7.916     7.913     7.909
   99-29     7.925     7.923     7.920     7.916     7.913     7.909     7.906
   99-29+    7.923     7.920     7.917     7.913     7.910     7.906     7.902
   99-30     7.921     7.918     7.915     7.910     7.907     7.903     7.899
   99-30+    7.919     7.916     7.912     7.907     7.904     7.900     7.895
   99-31     7.917     7.913     7.910     7.904     7.901     7.896     7.892
   99-31+    7.915     7.911     7.907     7.902     7.898     7.893     7.888
  100-00     7.913     7.909     7.905     7.899     7.894     7.890     7.885
  100-00+    7.911     7.907     7.902     7.896     7.891     7.886     7.881
  100-01     7.908     7.904     7.900     7.893     7.888     7.883     7.877
  100-01+    7.906     7.902     7.897     7.890     7.885     7.880     7.874

  100-02     7.904     7.900     7.895     7.888     7.882     7.877     7.870

Avg. Life   11.717    10.217     8.967     7.633     6.883     6.217     5.633
Mod. Dur.    7.393     6.779     6.209     5.537     5.127     4.742     4.388
1st  Pmt.   11.717    10.217     8.967     7.633     6.883     6.217     5.633
Last Pmt. 06/15/08  12/15/06  09/15/05  05/15/04  08/15/03  12/15/02  05/15/02

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
          INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
          PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
          IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                ****************** TO CALL *********************

Deal ID/CUSIP UCFC6C                              Coupon                     N/A
Class         A6     SEQ                          Accr  0.57417 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.48438
WAM    (Orig)         (20.664)                    Mat 12/15/27   Settle 09/27/96
CenterPrice    99-30+ Inc   0.5               Table Yield        Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-21     8.087     8.088     8.088     8.089     8.089     8.090     8.091
   99-21+    8.085     8.086     8.086     8.086     8.086     8.087     8.087
   99-22     8.083     8.083     8.083     8.083     8.083     8.083     8.083
   99-22+    8.081     8.081     8.081     8.081     8.080     8.080     8.080
   99-23     8.079     8.079     8.078     8.078     8.077     8.077     8.076
   99-23+    8.077     8.076     8.076     8.075     8.074     8.074     8.073
   99-24     8.075     8.074     8.073     8.072     8.071     8.070     8.069
   99-24+    8.073     8.072     8.071     8.069     8.068     8.067     8.066
   99-25     8.070     8.069     8.068     8.066     8.065     8.064     8.062
   99-25+    8.068     8.067     8.066     8.064     8.062     8.060     8.059
   99-26     8.066     8.065     8.063     8.061     8.059     8.057     8.055
   99-26+    8.064     8.062     8.061     8.058     8.056     8.054     8.051
   99-27     8.062     8.060     8.058     8.055     8.053     8.050     8.048
   99-27+    8.060     8.058     8.056     8.052     8.050     8.047     8.044
   99-28     8.058     8.056     8.053     8.049     8.047     8.044     8.041
   99-28+    8.056     8.053     8.051     8.047     8.044     8.041     8.037
   99-29     8.054     8.051     8.048     8.044     8.041     8.037     8.034
   99-29+    8.051     8.049     8.045     8.041     8.038     8.034     8.030
   99-30     8.049     8.046     8.043     8.038     8.035     8.031     8.027
   99-30+    8.047     8.044     8.040     8.035     8.032     8.027     8.023
   99-31     8.045     8.042     8.038     8.033     8.029     8.024     8.019
   99-31+    8.043     8.039     8.035     8.030     8.025     8.021     8.016
  100-00     8.041     8.037     8.033     8.027     8.022     8.018     8.012
  100-00+    8.039     8.035     8.030     8.024     8.019     8.014     8.009
  100-01     8.037     8.032     8.028     8.021     8.016     8.011     8.005
  100-01+    8.035     8.030     8.025     8.018     8.013     8.008     8.002
  100-02     8.032     8.028     8.023     8.016     8.010     8.004     7.998
  100-02+    8.030     8.026     8.020     8.013     8.007     8.001     7.995
  100-03     8.028     8.023     8.018     8.010     8.004     7.998     7.991
  100-03+    8.026     8.021     8.015     8.007     8.001     7.995     7.987
  100-04     8.024     8.019     8.013     8.004     7.998     7.991     7.984
  100-04+    8.022     8.016     8.010     8.002     7.995     7.988     7.980
  100-05     8.020     8.014     8.008     7.999     7.992     7.985     7.977
  100-05+    8.018     8.012     8.005     7.996     7.989     7.981     7.973
  100-06     8.016     8.009     8.003     7.993     7.986     7.978     7.970
  100-06+    8.013     8.007     8.000     7.990     7.983     7.975     7.966
  100-07     8.011     8.005     7.998     7.987     7.980     7.972     7.963

  100-07+    8.009     8.003     7.995     7.985     7.977     7.968     7.959
  100-08     8.007     8.000     7.993     7.982     7.974     7.965     7.956

Avg. Life   11.717    10.217     8.967     7.633     6.883     6.217     5.633
Mod. Dur.    7.348     6.742     6.178     5.513     5.107     4.725     4.373
1st  Pmt.   11.717    10.217     8.967     7.633     6.883     6.217     5.633
Last Pmt. 06/15/08  12/15/06  09/15/05  05/15/04  08/15/03  12/15/02  05/15/02

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                ****************** TO CALL *********************

Deal ID/CUSIP UCFC6CA                             Coupon     * Cap      Flr 0.00
Class         A7     LIBOR-1M+TBA, F 0            Accr  0.01610 1st Pmt 10/15/96
Collateral    100%FN  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.754/10.254)       LIBOR-1M              5.48438
WAM    (Orig)         (26.760)                    Mat 12/15/27   Settle 09/27/96
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

   HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00 Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28    33.800    34.198    34.602    35.148    35.563    35.982    36.396
   99-28+   33.450    33.798    34.151    34.629    34.992    35.359    35.721
   99-29    33.099    33.398    33.701    34.110    34.421    34.735    35.046
   99-29+   32.749    32.998    33.250    33.591    33.850    34.112    34.371
   99-30    32.399    32.598    32.800    33.072    33.280    33.489    33.696
   99-30+   32.049    32.198    32.349    32.554    32.709    32.866    33.021
   99-31    31.699    31.798    31.899    32.035    32.139    32.243    32.347
   99-31+   31.349    31.398    31.449    31.517    31.568    31.621    31.672
  100-00    30.999    30.999    30.999    30.998    30.998    30.998    30.998
  100-00+   30.649    30.599    30.549    30.480    30.428    30.376    30.324
  100-01    30.300    30.200    30.099    29.962    29.858    29.754    29.650
  100-01+   29.950    29.801    29.649    29.444    29.289    29.132    28.976
  100-02    29.600    29.402    29.200    28.927    28.719    28.510    28.303

Avg. Life    5.577     4.717     4.078     3.446     3.084     2.789     2.547
Mod. Dur.    4.297     3.763     3.341     2.901     2.638     2.416     2.231
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt. 02/15/10  01/15/08  06/15/06  11/15/04  12/15/03  03/15/03  08/15/02

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

         UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                     ************** TO CALL *************

Deal ID/CUSIP UCFC6C                              Coupon + 30  Cap      Flr 0.00
Class         A7     LIBOR-1M+30 LIBOR-1M+30      Accr  0.01612 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (9.754/10.254)       LIBOR-1M              5.50391
WAM    (Orig)         (26.760)                    Mat 12/15/27   Settle 09/27/96
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

          HEP 15.00 HEP 18.00 HEP 21.00 HEP 25.00 HEP 28.00 HEP 31.00 HEP 34.00
   Price
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-22+   36.664    37.610    38.572    39.871    40.858    41.853    42.839
   99-23    36.313    37.209    38.119    39.350    40.285    41.228    42.162
   99-23+   35.961    36.807    37.667    38.829    39.712    40.603    41.484
   99-24    35.610    36.406    37.215    38.309    39.140    39.978    40.807
   99-24+   35.258    36.005    36.763    37.788    38.567    39.353    40.131
   99-25    34.907    35.603    36.312    37.268    37.995    38.728    39.454
   99-25+   34.556    35.202    35.860    36.748    37.423    38.104    38.777
   99-26    34.205    34.802    35.408    36.228    36.851    37.479    38.101
   99-26+   33.854    34.401    34.957    35.708    36.279    36.855    37.425
   99-27    33.503    34.000    34.506    35.189    35.707    36.231    36.749
   99-27+   33.152    33.600    34.054    34.669    35.136    35.607    36.073
   99-28    32.801    33.199    33.603    34.149    34.565    34.983    35.398
   99-28+   32.451    32.799    33.152    33.630    33.993    34.359    34.722
   99-29    32.100    32.398    32.701    33.111    33.422    33.736    34.047
   99-29+   31.750    31.998    32.251    32.592    32.851    33.113    33.372
   99-30    31.399    31.598    31.800    32.073    32.280    32.489    32.697
   99-30+   31.049    31.198    31.350    31.554    31.710    31.866    32.022
   99-31    30.699    30.798    30.899    31.036    31.139    31.244    31.347
   99-31+   30.349    30.399    30.449    30.517    30.569    30.621    30.673
  100-00    29.999    29.999    29.999    29.999    29.998    29.998    29.998
  100-00+   29.649    29.599    29.549    29.480    29.428    29.376    29.324
  100-01    29.299    29.200    29.099    28.962    28.858    28.754    28.650
  100-01+   28.950    28.801    28.649    28.444    28.289    28.132    27.976
  100-02    28.600    28.401    28.199    27.926    27.719    27.510    27.302
  100-02+   28.251    28.002    27.750    27.409    27.149    26.888    26.629
  100-03    27.901    27.603    27.300    26.891    26.580    26.266    25.956
  100-03+   27.552    27.204    26.851    26.373    26.011    25.645    25.282
  100-04    27.203    26.805    26.402    25.856    25.441    25.023    24.609
  100-04+   26.853    26.407    25.953    25.339    24.872    24.402    23.936
  100-05    26.504    26.008    25.504    24.822    24.304    23.781    23.264
  100-05+   26.155    25.610    25.055    24.305    23.735    23.160    22.591
  100-06    25.807    25.211    24.606    23.788    23.166    22.539    21.919
  100-06+   25.458    24.813    24.157    23.271    22.598    21.919    21.247
  100-07    25.109    24.415    23.709    22.755    22.030    21.298    20.574
  100-07+   24.761    24.017    23.260    22.238    21.462    20.678    19.903
  100-08    24.412    23.619    22.812    21.722    20.894    20.058    19.231
  100-08+   24.064    23.221    22.364    21.206    20.326    19.438    18.559
  100-09    23.715    22.823    21.916    20.690    19.758    18.818    17.888

  100-09+   23.367    22.425    21.468    20.174    19.190    18.199    17.217

Avg. Life    5.577     4.717     4.078     3.446     3.084     2.789     2.547
Mod. Dur.    4.296     3.762     3.340     2.900     2.637     2.416     2.230
1st  Pmt.    0.050     0.050     0.050     0.050     0.050     0.050     0.050
Last Pmt. 02/15/10  01/15/08  06/15/06  11/15/04  12/15/03  03/15/03  08/15/02

          THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL
          INFORMATION IN THE PROSPECTUS SUPPLEMENT.

          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
          PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
          IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

- --------------------------------------------------------------------------------

     -  UCFC6C
     -  Cut Off Date of Tape is  08/31/96
     -  HELS
     -     $204,500,349.95
     -  Mortgage Summary Report
- --------------------------------------------------------------------------------

Number of Mortgage Loans:                                   4,440

Aggregate Unpaid Principal Balance:               $204,500,349.95
Aggregate Original Principal Balance:             $204,902,777.70

Weighted Average Gross Coupon:                            12.065%
Gross Coupon Range:                             8.500% -  17.100%
- --------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $46,058.64
Average Original Principal Balance:                    $46,149.27

Maximum Unpaid Principal Balance:                     $481,664.42
Minimum Unpaid Principal Balance:                       $5,200.00

Maximum Original Principal Balance:                   $481,800.00
Minimum Original Principal Balance:                     $5,200.00

Weighted Avg. Stated Rem. Term  :                         246.874
Stated Rem Term Range:                          48.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        249.562
Amortized Rem Term Range:                       47.999 -  360.185

Weighted Average Age (Original Term - Rem Term):            1.157
Age Range:                                       0.000 -  141.000

Weighted Average Original Term:                           248.031 * For balloon,
Original Term Range:                            48.000 -  360.000   to balloon
                                                                    terms.

Weighted Average Combined LTV:                             78.448  * given
Combined LTV Range:                            11.300% - 100.000%

- --------------------------------------------------------------------------------


           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID

           NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                    GROSS COUPON
- ----------------------------------------------------------------


             Gross                                   Current
             Coupon             # Loans  % Pool      Balance

 8.25% < Gross Coupon <=  8.50%      1      .03         $58,294
 8.75% < Gross Coupon <=  9.00%      6      .11        $215,820
 9.00% < Gross Coupon <=  9.25%     23      .34        $702,440
 9.25% < Gross Coupon <=  9.50%     11      .38        $781,618
 9.50% < Gross Coupon <=  9.75%     44      .58      $1,185,722
 9.75% < Gross Coupon <= 10.00%     31      .77      $1,572,256
10.00% < Gross Coupon <= 10.25%     42     1.16      $2,373,334
10.25% < Gross Coupon <= 10.50%    108     3.11      $6,362,092
10.50% < Gross Coupon <= 10.75%    196     5.34     $10,912,303
10.75% < Gross Coupon <= 11.00%    256     6.95     $14,212,751
11.00% < Gross Coupon <= 11.25%    230     6.17     $12,611,010
11.25% < Gross Coupon <= 11.50%    235     6.55     $13,400,185
11.50% < Gross Coupon <= 11.75%    358     9.01     $18,433,308
11.75% < Gross Coupon <= 12.00%    545    12.86     $26,289,056
12.00% < Gross Coupon <= 12.25%    265     6.44     $13,164,420
12.25% < Gross Coupon <= 12.50%    360     8.82     $18,030,434
12.50% < Gross Coupon <= 12.75%    446     9.27     $18,953,883
12.75% < Gross Coupon <= 13.00%    303     6.40     $13,096,717
13.00% < Gross Coupon <= 13.25%     91     1.81      $3,700,807
13.25% < Gross Coupon <= 13.50%    137     2.48      $5,076,387
13.50% < Gross Coupon <= 13.75%    147     2.66      $5,448,769
13.75% < Gross Coupon <= 14.00%    178     2.66      $5,444,180
14.00% < Gross Coupon <= 14.25%    226     2.91      $5,941,014
14.25% < Gross Coupon <= 14.50%     48      .70      $1,424,018
14.50% < Gross Coupon <= 14.75%     37      .66      $1,344,135
14.75% < Gross Coupon <= 15.00%     39      .51      $1,043,100
15.00% < Gross Coupon <= 15.25%     57      .98      $2,006,543
15.25% < Gross Coupon <= 15.50%      6      .13        $266,700
15.50% < Gross Coupon <= 15.75%      1      .02         $41,174
15.75% < Gross Coupon <= 16.00%      4      .04         $90,196
16.00% < Gross Coupon <= 16.25%      7      .11        $222,884
16.25% < Gross Coupon <= 16.50%      1      .04         $74,300
17.00% < Gross Coupon <= 17.25%      1      .01         $20,500
- -----------------------------------------------------------------
Total.....                       4,440   100.00%   $204,500,350
=================================================================




           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

              GEOGRAPHIC DISTRIBUTION
 ------------------------------------------------------


                                          Current
     State     # Loans  % Pool            Balance

Alabama             42     .98             $2,005,865
Arkansas            88    2.08             $4,261,106
Arizona             20     .60             $1,225,295
California          56    1.60             $3,277,096
Colorado            27     .57             $1,166,061
Connecticut         31    1.07             $2,180,890
Dist of Col          4     .10               $196,477
Delaware             6     .18               $368,646
Florida            364    9.11            $18,629,735
Georgia            138    3.42             $6,991,123
Hawaii               2     .11               $231,023
Iowa                34     .71             $1,454,518
Idaho                2     .11               $232,741
Illinois            85    1.50             $3,075,228
Indiana            218    3.74             $7,657,083
Kansas              17     .28               $570,657
Kentucky            98    1.94             $3,970,383
Louisiana          553   10.99            $22,476,458
Massachusetts        22     .58             $1,185,453
Maryland            58    1.60             $3,269,790
Maine                9     .20               $409,780
Michigan           260    5.34            $10,920,939
Minnesota            1     .01                $19,958
Missouri           103    2.11             $4,318,748
Mississippi        253    4.95            $10,115,888
North Carolina     224    5.35            $10,930,997
Nebraska            10     .25               $509,795
New Hampshire       19     .41               $833,047
New Jersey          83    3.91             $7,997,917
New Mexico          19     .50             $1,025,990
Nevada               4     .29               $591,404
New York           203    4.90            $10,030,321
Ohio               340    7.19            $14,704,211
Oklahoma           151    2.84             $5,807,423

Oregon               7     .22               $453,677
Pennsylvania       272    5.82            $11,908,137
Rhode Island         9     .13               $259,612
South Carolina     146    3.22             $6,582,231
Tennessee          228    5.78            $11,810,608
Texas               21     .66             $1,340,663
Utah                18     .34               $700,942
Virginia            53    1.18             $2,404,613
Vermont             11     .40               $824,149
Washington          15     .49             $1,001,937
Wisconsin           54     .93             $1,912,069
West Virgina        61    1.27             $2,599,689
Wyoming              1     .03                $59,978
- -----------------------------------------------------
Total.....       4,440  100.00%          $204,500,350
=====================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                PROPERTY TYPE
- ---------------------------------------------------------


                                    %        Current
                           # Loans Pool      Balance

Duplex                        225   5.10    $10,425,099
Triplex                        24    .69     $1,410,146
Fourplex or Quadplex           16    .51     $1,046,810
Modular Housing                 8    .15       $307,918
Manufactured Housing           14    .32       $651,862
Semi Detached                  12    .28       $582,407
PUD                             9    .40       $820,547
Townhouses                     28    .64     $1,313,409
Condominiums                   78   1.70     $3,480,700
Single Family Detached      3,914  88.41   $180,805,774
Rowhouse                      112   1.79     $3,655,679
- -------------------------------------------------------
Total.....                 4,440  100.00%  $204,500,350
=======================================================



             ORIGINAL TERM TO MATURITY

- -------------------------------------------------------


                                             Total
      Original Term       # of    % of      Current
       to Maturity        Loans   Pool      Balance

 36 < Orig. Term <=   48      2    0.01        $19,300
 48 < Orig. Term <=   60     69    0.43       $887,993
 60 < Orig. Term <=   72     12    0.10       $211,370
 72 < Orig. Term <=   84     36    0.27       $544,233
 84 < Orig. Term <=   96      9    0.09       $176,378
108 < Orig. Term <=  120    480    5.24    $10,708,264
120 < Orig. Term <=  132      1    0.02        $38,200
132 < Orig. Term <=  144     32    0.44       $894,367
144 < Orig. Term <=  156      5    0.06       $119,104
156 < Orig. Term <=  168      1    0.02        $50,800
168 < Orig. Term <=  180  2,137   41.20    $84,251,695
180 < Orig. Term <=  196      1    0.01        $21,497
204 < Orig. Term <=  216      1    0.01        $21,603
228 < Orig. Term <=  240    674   17.52    $35,825,796
252 < Orig. Term <=  264      2    0.05        $97,558
288 < Orig. Term <=  300     31    0.64     $1,299,843
324 < Orig. Term <=  336      1    0.04        $71,659
348 < Orig. Term <=  360    946   33.87    $69,260,689
- -------------------------------------------------------
Total...                  4,440  100.00%  $204,500,350
=======================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates


                     LOAN PURPOSE
- ---------------------------------------------------


                               %        Current
                    # Loans   Pool      Balance

Purchase                492   16.70    $34,157,016
Refinance             3,948   83.30   $170,343,334
- ---------------------------------------------------
Total.....            4,440  100.00%  $204,500,350
===================================================


                   OWNER  OCCUPANCY
 -----------------------------------------------------------


                                          %     Current
                             # Loans     Pool   Balance

Owner Occupied, 1st Mtg       3,447      85.26 $174,362,749
Part-Owner Occupied, 1st Mtg      1        .01      $27,900
Non-Owner Occupied, 1st Mtg     493       8.35  $17,073,860
Second Home, 1st Mtg              2        .05     $106,576
Owner Occupied, 2nd Mtg         478       5.55  $11,349,570
Multiple Properties, 1st Mtgs    19        .77   $1,579,695
- -----------------------------------------------------------
Total.....                    4,440     100.00% $204,500,350
===========================================================



               ORIGINAL BALANCE
- ---------------------------------------------------


             Original
             Balance             # Loans  % Pool

             Balance <=    25,000  1,193   10.48
    25,000 < Balance <=    50,000  1,860   33.08
    50,000 < Balance <=    75,000    817   23.97
    75,000 < Balance <=   100,000    284   11.92
   100,000 < Balance <=   150,000    201   11.72
   150,000 < Balance <=   200,000     42    3.56
   200,000 < Balance <=   250,000     32    3.45
   250,000 < Balance <=   300,000      4     .53
   300,000 < Balance <=   350,000      2     .33
   350,000 < Balance <=   400,000      4     .73
   450,000 < Balance <=   500,000      1     .24
- ---------------------------------------------------
Total.....                         4,440  100.00%
===================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates


                CURRENT BALANCES
- --------------------------------------------------


             Current
             Balance             # Loans  % Pool

             Balance <=    25,000  1,200   10.54
    25,000 < Balance <=    50,000  1,854   33.04
    50,000 < Balance <=    75,000    820   24.08
    75,000 < Balance <=   100,000    283   11.91
   100,000 < Balance <=   150,000    198   11.60
   150,000 < Balance <=   200,000     42    3.56
   200,000 < Balance <=   250,000     32    3.45
   250,000 < Balance <=   300,000      4     .53
   300,000 < Balance <=   350,000      2     .33
   350,000 < Balance <=   400,000      4     .73
   450,000 < Balance <=   500,000      1     .24
- --------------------------------------------------
Total.....                         4,440  100.00%
==================================================


               REMAINING TERM
- ------------------------------------------------------


                                             Current
      Remaining Term      # Loans % Pool     Balance

 36 < Rem Term <=  48           2    .01        $19,300
 48 < Rem Term <=  60          69    .43       $887,993
 60 < Rem Term <=  72          15    .15       $303,638
 72 < Rem Term <=  84          36    .27       $544,233
 84 < Rem Term <=  96          12    .11       $223,882
 96 < Rem Term <= 108           5    .04        $81,229
108 < Rem Term <= 120         475   5.20    $10,630,591
120 < Rem Term <= 132           6    .06       $130,011
132 < Rem Term <= 144          36    .51     $1,036,103
144 < Rem Term <= 156           9    .12       $239,058
156 < Rem Term <= 168          11    .30       $610,622
168 < Rem Term <= 180       2,112  40.75    $83,325,396
180 < Rem Term <= 192           4    .08       $163,025
192 < Rem Term <= 204           3    .10       $202,719
204 < Rem Term <= 216           9    .18       $377,138
216 < Rem Term <= 228           8    .18       $377,165
228 < Rem Term <= 240         650  17.00    $34,763,026
252 < Rem Term <= 264           2    .06       $116,459
264 < Rem Term <= 276           1    .04        $86,148
276 < Rem Term <= 288           4    .08       $153,713
288 < Rem Term <= 300          27    .54     $1,094,222
300 < Rem Term <= 312           1    .03        $71,000
324 < Rem Term <= 336           1    .04        $90,944

336 < Rem Term <= 348           7    .39       $797,264
348 < Rem Term <= 360         935  33.34    $68,175,471
- -------------------------------------------------------
Total.....                  4,440 100.00%  $204,500,350
=======================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates


             YEAR OF ORIGINATION
- ----------------------------------------------------


   Year of                             Current
 Origination   # Loans    % Pool       Balance

    1987             1       .03           $58,294
    1988             1       .01           $22,672
    1989             1       .01           $23,334
    1990             2       .06          $132,071
    1991             7       .10          $213,291
    1992            10       .18          $371,023
    1993            11       .16          $325,785
    1994            17       .38          $767,346
    1995            45      1.10        $2,248,436
    1996         4,345     97.96      $200,338,098
- ---------------------------------------------------
Total.....       4,440    100.00%     $204,500,350
===================================================

           LOAN AGE IN MONTHS (ORIGINAL TERM - REM TERM)
 ------------------------------------------------------

                                              Current
     Age of Loan       # Loans   % Pool       Balance

  0 < Age <=   3         4,240    95.15     $194,592,267
  3 < Age <=   6            83     2.27       $4,643,582
  6 < Age <=   9            23      .55       $1,121,513
  9 < Age <=  12            15      .24         $492,465
 12 < Age <=  18            21      .66       $1,349,613
 18 < Age <=  24            10      .25         $517,776
 24 < Age <=  36            17      .31         $632,625

 36 < Age <=  48            11      .20         $418,211
 48 < Age <=  60            13      .19         $385,606
 60 < Age <=  72             1      .04          $71,659
 72 < Age <=  84             3      .05         $102,298
 96 < Age <= 108             1      .01          $22,672
108 < Age <= 120             1      .03          $58,294
132 < Age <= 144             1      .04          $91,770
- ------------------------------------------------------
Total.....               4,440   100.00%    $204,500,350
======================================================


              COMBINED LTV RANGE * Given
- ----------------------------------------------------------

         COMBINED
           LTV                                  Total
          RANGE            # Lns % Pool        Balance

  0.000 < CLTV <=  50.000    388   4.57      $9,354,157.92
 50.000 < CLTV <=  55.000    128   2.01      $4,104,557.44
 55.000 < CLTV <=  60.000    138   2.41      $4,930,179.99
 60.000 < CLTV <=  65.000    228   4.03      $8,248,971.35
 65.000 < CLTV <=  70.000    306   5.91     $12,076,353.83
 70.000 < CLTV <=  75.000    490  11.80     $24,140,731.43
 75.000 < CLTV <=  80.000  1,044  27.82     $56,889,557.36
 80.000 < CLTV <=  85.000    534  11.63     $23,785,662.44
 85.000 < CLTV <=  90.000    587  16.83     $34,411,003.18
 90.000 < CLTV <=  95.000    303   6.61     $13,514,818.53
 95.000 < CLTV <= 100.000    294   6.38     $13,044,356.48
- ----------------------------------------------------------
Total.....                 4,440 100.00%   $204,500,349.95
==========================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates


                      UNITS OF PROPERTY
- ------------------------------------------------------------

                                                 Current
Units                  # Loans   % Pool          Balance


  1                     4,175     93.70         $191,618,296
  2                       225      5.10          $10,425,099
  3                        24       .69           $1,410,146
  4                        16       .51           $1,046,810
- ------------------------------------------------------------
Total.....              4,440    100.00%        $204,500,350
============================================================

                  LOAN PROGRAM - UCFC CREDIT CODE
- ---------------------------------------------------------------
                                                     Total
                                  #      %          Current
    Loan Feature                 Loan   Pool        Balance

A                                  991  25.22    $51,565,090.10
A+                                 999  24.19    $49,465,534.60
B                                1,293  26.95    $55,117,152.35
C                                  619  11.01    $22,521,987.71
C-                                  60   1.21     $2,481,510.90
Unknown                            478  11.42    $23,349,074.29
- ---------------------------------------------------------------
Total.....                       4,440 100.00%  $204,500,349.95
===============================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

- --------------------------------------------------------------------------------
     -  UCFC6C
     -  Cut Off Date of Tape is  08/31/96
     -  HELS - Adjustable Rate Loans
     -   $133,252,524.11
- --------------------------------------------------------------------------------

Number of Mortgage Loans:                                   1,954

Index:                                                6 Mo. LIBOR

Aggregate Unpaid Principal Balance:               $133,252,524.11
Aggregate Original Principal Balance:             $133,372,367.96
- --------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.248%
Gross Coupon Range:                             8.200% -  12.900%

- --------------------------------------------------------------------------------
Weighted Average Margin (Gross):                           5.304%
Gross Margin Range:                             4.000% -   8.450%

Weighted Average Life Cap (Gross):                        16.251%
Gross Life Cap Range:                          11.850% -  18.900%

Weighted Average Life Floor (Gross):                      10.237%
Gross Life Floor Range:                         7.750% -  12.900%
- --------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $68,194.74
Average Original Principal Balance:                    $68,256.07

Maximum Unpaid Principal Balance:                     $411,168.17
Minimum Unpaid Principal Balance:                       $9,279.35

Maximum Original Principal Balance:                   $411,400.00
Minimum Original Principal Balance:                     $9,300.00

Weighted Avg. Stated Rem. Term :                          322.860
Stated Rem Term Range:                          58.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        322.855
Amortized Rem Term Range:                       58.001 -  360.067

Weighted Average Age (Original Term - Rem Term):            1.096
Age Range:                                       0.000 -  166.000

Weighted Average Original Term:                           323.956
Original Term Range:                            60.000 -  360.000

Weighted Average Combined LTV:                             81.355 * given
Combined LTV Range:                             13.800% - 100.000%

Weighted Average Periodic Interest Cap:                    1.040%
Periodic Interest Cap Range:                    1.000% -   3.000%

Weighted Average Months to Interest Roll:                   6.834
Months to Interest Roll Range:                           2 -   24

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

- --------------------------------------------------------------------------------

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.



    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                      GROSS COUPON
- ------------------------------------------------------------------

             Gross                                    Current
             Coupon             # Loans  % Pool       Balance

 8.00% < Gross Coupon <=  8.25%      1      .11         $146,015
 8.25% < Gross Coupon <=  8.50%      8      .76       $1,013,034
 8.50% < Gross Coupon <=  8.75%     27     2.25       $2,994,332
 8.75% < Gross Coupon <=  9.00%     25     3.08       $4,104,635
 9.00% < Gross Coupon <=  9.25%     32     2.88       $3,834,684
 9.25% < Gross Coupon <=  9.50%     42     3.41       $4,549,055
 9.50% < Gross Coupon <=  9.75%    102     6.15       $8,191,046
 9.75% < Gross Coupon <= 10.00%    231    13.10      $17,461,872
10.00% < Gross Coupon <= 10.25%    227    11.60      $15,461,826
10.25% < Gross Coupon <= 10.50%    369    18.37      $24,483,782
10.50% < Gross Coupon <= 10.75%    329    14.10      $18,793,747
10.75% < Gross Coupon <= 11.00%    361    15.08      $20,097,282
11.00% < Gross Coupon <= 11.25%    156     6.86       $9,140,267
11.25% < Gross Coupon <= 11.50%     20     1.01       $1,344,174
11.50% < Gross Coupon <= 11.75%      9      .49         $647,572
11.75% < Gross Coupon <= 12.00%      8      .21         $275,165
12.00% < Gross Coupon <= 12.25%      4      .19         $254,262
12.25% < Gross Coupon <= 12.50%      1      .19         $254,864
12.75% < Gross Coupon <= 13.00%      2      .15         $204,910
- ------------------------------------------------------------------
Total.....                       1,954   100.00%    $133,252,524
==================================================================

                 GEOGRAPHIC DISTRIBUTION
- -------------------------------------------------------
                                           Current
     State     # Loans  % Pool             Balance

Alabama              4     .32                $432,631
Arkansas            11     .72                $955,647
Arizona             15     .83              $1,109,037
California         125   12.17             $16,215,327
Colorado            38    2.77              $3,689,919
Connecticut          9     .73                $977,256
Dist of Col          3     .25                $335,382
Delaware             3     .13                $170,903
Florida             52    3.24              $4,311,172
Georgia             41    2.22              $2,952,283
Iowa                50    2.03              $2,700,920
Idaho                1     .15                $195,406
Illinois            77    4.16              $5,544,359
Indiana            147    5.48              $7,297,691
Kansas              15     .76              $1,018,395
Kentucky            77    3.20              $4,258,057

Louisiana           78    3.50              $4,667,368
Massachsetts        32    1.80              $2,400,789
Maryland            18    1.10              $1,464,700
Maine               32    1.34              $1,788,338
Michigan           181    7.97             $10,622,182
Minnesota            3     .23                $312,265
Missouri            37    1.55              $2,067,454
Mississippi         15     .58                $770,054
North Carolina     100    4.69              $6,249,489
Nebraska            13     .44                $589,711
New Hampshire       25    1.41              $1,876,385
New Jersey          22    1.31              $1,741,844
New Mexico          10     .54                $718,257
Nevada               1     .09                $119,861
New York            87    4.27              $5,691,265
Ohio               245   10.21             $13,611,002
Oklahoma            49    1.90              $2,529,542
Oregon              19    1.50              $1,996,848
Pennsylvania        90    3.84              $5,121,818
Rhode Island         8     .50                $664,464
South Carolina      32    1.45              $1,926,446
Tennessee           79    3.85              $5,130,820
Texas                2     .09                $122,361
Utah                17    1.09              $1,456,124
Virginia            19    1.41              $1,882,665
Vermont             12     .69                $918,144
Washington          24    1.80              $2,404,451
Wisconsin           36    1.68              $2,243,490
- ------------------------------------------------------
Total.....       1,954  100.00%           $133,252,524
======================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                     PROPERTY TYPE
- -----------------------------------------------------------

                                    %          Current
                           # Loans Pool        Balance

Duplex                         69   3.71       $4,937,433
Triplex                        20   1.26       $1,677,103
Fourplex or Quadplex            1    .09         $113,300
Modular Housing                 6    .31         $411,665
Semi Detached                   2    .24         $323,100

PUD                             4    .27         $355,055
Townhouses                      8    .44         $588,341
Condominiums                   30   1.69       $2,248,811
Single Family Detached      1,784  91.10     $121,388,315
Land & Developed Lots           2    .12         $157,686
Rowhouse                       28    .79       $1,051,715
- ---------------------------------------------------------
Total.....                 1,954  100.00%    $133,252,524
=========================================================

               ORIGINAL TERM TO MATURITY
- ----------------------------------------------------------

                                                Total
      Original Term       # of    % of         Current
       to Maturity        Loans   Pool         Balance

 48 < Orig. Term <=   60      3    0.03           $38,859
 72 < Orig. Term <=   84      5    0.09          $113,778
 84 < Orig. Term <=   96      4    0.14          $187,200
108 < Orig. Term <=  120     33    0.76        $1,012,407
132 < Orig. Term <=  144      2    0.03           $45,200
144 < Orig. Term <=  156      2    0.04           $53,500
156 < Orig. Term <=  168      1    0.01           $19,100
168 < Orig. Term <=  180    457   14.79       $19,712,407
228 < Orig. Term <=  240    126    5.22        $6,954,732
276 < Orig. Term <=  288      1    0.06           $75,522
288 < Orig. Term <=  300     18    0.65          $872,238
336 < Orig. Term <=  348      1    0.14          $182,400
348 < Orig. Term <=  360  1,301   78.04      $103,985,182
- ----------------------------------------------------------
Total...                  1,954  100.00%     $133,252,524
==========================================================


                      LOAN PURPOSE
- ------------------------------------------------------

                               %           Current
                    # Loans   Pool         Balance

Purchase                178   10.94       $14,576,957
Refinance             1,776   89.06      $118,675,567
- ------------------------------------------------------
Total.....            1,954  100.00%     $133,252,524
======================================================

                      OWNER OCCUPANCY
- -----------------------------------------------------------------


                                          %          Current
                             # Loans     Pool        Balance


Owner Occupied, 1st Mtg       1,947      99.55      $132,656,990
Non-Owner Occupied, 1st Mtg       6        .22          $295,534
Second Home, 1st Mtg              1        .23          $300,000
- -----------------------------------------------------------------
Total.....                    1,954     100.00%      $133,252,524
=================================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

                     ORIGINAL BALANCE
- ----------------------------------------------------


             Original
             Balance             # Loans  % Pool

             Balance <=    25,000    150    2.21
    25,000 < Balance <=    50,000    621   17.73
    50,000 < Balance <=    75,000    572   26.34
    75,000 < Balance <=   100,000    287   18.48
   100,000 < Balance <=   150,000    227   20.14
   150,000 < Balance <=   200,000     58    7.43
   200,000 < Balance <=   250,000     17    2.80
   250,000 < Balance <=   300,000     14    2.89
   300,000 < Balance <=   350,000      7    1.68
   400,000 < Balance <=   450,000      1     .31
- ----------------------------------------------------
Total.....                         1,954  100.00%
====================================================


              CURRENT BALANCES
- ----------------------------------------------------


             Current
             Balance             # Loans  % Pool

             Balance <=    25,000    150    2.21
    25,000 < Balance <=    50,000    622   17.76
    50,000 < Balance <=    75,000    572   26.36
    75,000 < Balance <=   100,000    287   18.50
   100,000 < Balance <=   150,000    226   20.07

   150,000 < Balance <=   200,000     58    7.43
   200,000 < Balance <=   250,000     17    2.80
   250,000 < Balance <=   300,000     14    2.89
   300,000 < Balance <=   350,000      7    1.68
   400,000 < Balance <=   450,000      1     .31
- ----------------------------------------------------
Total.....                         1,954  100.00%
====================================================


                             GROSS MARGIN
- ------------------------------------------------------------------


             Gross                                       Current
             Margin             # Loans  % Pool          Balance

 3.75% < Gross Margin <=  4.00%      1      .08           $104,600.00
 4.00% < Gross Margin <=  4.25%     93     3.55         $4,733,297.56
 4.25% < Gross Margin <=  4.50%    294    18.52        $24,679,258.00
 4.50% < Gross Margin <=  4.75%     77     6.69         $8,916,731.86
 4.75% < Gross Margin <=  5.00%    169     6.21         $8,277,273.23
 5.00% < Gross Margin <=  5.25%    460    24.10        $32,108,584.58
 5.25% < Gross Margin <=  5.50%    175    11.03        $14,704,413.33
 5.50% < Gross Margin <=  5.75%    221     6.77         $9,016,954.65
 5.75% < Gross Margin <=  6.00%    363    15.90        $21,184,868.74
 6.00% < Gross Margin <=  7.00%     71     4.98         $6,638,391.76
 7.00% < Gross Margin <=  8.00%     25     1.60         $2,126,191.34
 8.00% < Gross Margin <=  9.00%      5      .57           $761,959.06
- ------------------------------------------------------------------
Total.....                       1,954   100.00%      $133,252,524.11
==================================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                  GROSS LIFE CAP
- ------------------------------------------------------------------


             Gross                                   Current
            Life Cap            # Loans  % Pool      Balance

11.75% < Gross Life Cap <= 12.00     1      .02        $30,000

13.50% < Gross Life Cap <= 13.75     1      .11       $145,977
14.00% < Gross Life Cap <= 14.25     3      .22       $289,868
14.25% < Gross Life Cap <= 14.50     2      .21       $274,194
14.50% < Gross Life Cap <= 14.75    27     2.25     $2,994,332
14.75% < Gross Life Cap <= 15.00    23     2.85     $3,794,780
15.00% < Gross Life Cap <= 15.25    31     2.83     $3,768,368
15.25% < Gross Life Cap <= 15.50    47     3.90     $5,190,523
15.50% < Gross Life Cap <= 15.75    98     5.93     $7,903,418
15.75% < Gross Life Cap <= 16.00   234    13.40    $17,849,755
16.00% < Gross Life Cap <= 16.25   226    11.48    $15,292,339
16.25% < Gross Life Cap <= 16.50   370    18.43    $24,554,572
16.50% < Gross Life Cap <= 16.75   333    14.27    $19,015,586
16.75% < Gross Life Cap <= 17.00   363    15.20    $20,249,430
17.00% < Gross Life Cap <= 17.25   154     6.79     $9,044,480
17.25% < Gross Life Cap <= 17.50    18     1.03     $1,369,562
17.50% < Gross Life Cap <= 17.75     9      .51       $680,449
17.75% < Gross Life Cap <= 18.00     8      .21       $275,165
18.00% < Gross Life Cap <= 18.25     4      .19       $254,262
18.25% < Gross Life Cap <= 18.50     1      .19       $254,864
18.75% < Gross Life Cap <= 19.00     1      .02        $20,600
- ------------------------------------------------------------------
Total.....                       1,954   100.00%  $133,252,524
==================================================================


                   GROSS LIFE FLOOR
- ---------------------------------------------------------------

             Gross                                   Current
           Life Floor           # Loans  % Pool      Balance

 7.50% < Life Floor <=  7.75%        1      .11     $145,977.47
 8.00% < Life Floor <=  8.25%        3      .22     $289,868.02
 8.25% < Life Floor <=  8.50%        8      .76   $1,013,034.13
 8.50% < Life Floor <=  8.75%       27     2.25   $2,994,332.22
 8.75% < Life Floor <=  9.00%       26     3.16   $4,204,648.94
 9.00% < Life Floor <=  9.25%       31     2.83   $3,768,367.54
 9.25% < Life Floor <=  9.50%       43     3.51   $4,671,160.89
 9.50% < Life Floor <=  9.75%      102     6.15   $8,191,045.81
 9.75% < Life Floor <= 10.00%      231    13.09  $17,439,885.93
10.00% < Life Floor <= 10.25%      227    11.55  $15,393,546.07
10.25% < Life Floor <= 10.50%      369    18.37  $24,483,782.15
10.50% < Life Floor <= 10.75%      330    14.14  $18,835,917.07
10.75% < Life Floor <= 11.00%      364    15.22  $20,279,430.24
11.00% < Life Floor <= 11.25%      153     6.71   $8,943,272.57
11.25% < Life Floor <= 11.50%       17      .92   $1,220,874.35
11.50% < Life Floor <= 11.75%        8      .43     $572,489.72
11.75% < Life Floor <= 12.00%        8      .21     $275,164.54
12.00% < Life Floor <= 12.25%        4      .19     $254,262.11
12.25% < Life Floor <= 12.50%        1      .19     $254,864.34
12.75% < Life Floor <= 13.00%        1      .02      $20,600.00
- ----------------------------------------------------------------
Total.....                       1,954   100.00% 133,252,524.11
================================================================


           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                        REMAINING TERM
- -----------------------------------------------------------

                                                  Current
      Remaining Term      # Loans % Pool          Balance

 48 < Rem Term <=  60           3    .03             $38,859
 72 < Rem Term <=  84           5    .09            $113,778
 84 < Rem Term <=  96           4    .14            $187,200
108 < Rem Term <= 120          33    .76          $1,012,407
132 < Rem Term <= 144           2    .03             $45,200
144 < Rem Term <= 156           2    .04             $53,500
156 < Rem Term <= 168           3    .11            $152,563
168 < Rem Term <= 180         455  14.69         $19,578,944
192 < Rem Term <= 204           1    .04             $50,481
216 < Rem Term <= 228           2    .06             $73,726
228 < Rem Term <= 240         126   5.23          $6,975,715
240 < Rem Term <= 252           1    .06             $74,092
264 < Rem Term <= 276           2    .15            $203,129
276 < Rem Term <= 288           1    .06             $75,522
288 < Rem Term <= 300          18    .65            $872,238
300 < Rem Term <= 312           1    .09            $122,860
312 < Rem Term <= 324           1    .11            $145,977
336 < Rem Term <= 348           8    .66            $877,104
348 < Rem Term <= 360       1,286  77.00        $102,599,230
- ------------------------------------------------------------
Total.....                  1,954 100.00%       $133,252,524
============================================================


        LOAN AGE IN MONTHS (ORIGINAL TERM - REM TERM)
- ---------------------------------------------------------

                                                 Current
     Age of Loan       # Loans   % Pool          Balance

  0 < Age <=   3         1,904    96.87        $129,076,946
  3 < Age <=   6            26     1.62          $2,160,249
  6 < Age <=   9             6      .35            $461,848
  9 < Age <=  12             4      .34            $459,034

 12 < Age <=  18             6      .30            $403,199
 36 < Age <=  48             1      .11            $145,977
 48 < Age <=  60             1      .09            $122,860
 84 < Age <=  96             2      .15            $203,129
108 < Age <= 120             2      .10            $129,140
132 < Age <= 144             1      .03             $39,661
156 < Age <= 168             1      .04             $50,481
- ---------------------------------------------------------
Total.....               1,954   100.00%       $133,252,524
=========================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

    UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

                              COMBINED LTV RANGE
- ----------------------------------------------------------------


         COMBINED
           LTV                                        Total
          RANGE            # Lns % Pool              Balance

  0.000 < CLTV <=  50.000    101   2.51            $3,348,102.28
 50.000 < CLTV <=  55.000     44   1.39            $1,854,157.29
 55.000 < CLTV <=  60.000     43   1.55            $2,059,832.15
 60.000 < CLTV <=  65.000     52   2.20            $2,930,714.20
 65.000 < CLTV <=  70.000    106   4.57            $6,093,241.56
 70.000 < CLTV <=  75.000    166   8.58           $11,437,632.50
 75.000 < CLTV <=  80.000    254  15.42           $20,551,150.97
 80.000 < CLTV <=  85.000    418  24.76           $32,999,757.75
 85.000 < CLTV <=  90.000    429  22.44           $29,903,196.51
 90.000 < CLTV <=  95.000    182   9.05           $12,060,381.87
 95.000 < CLTV <= 100.000    159   7.52           $10,014,357.03
- ----------------------------------------------------------------
Total.....                 1,954 100.00%         $133,252,524.11
================================================================


                  LOAN PROGRAM - UCFC CREDIT CODE
- -----------------------------------------------------------------


                                                       Total
                                  #      %            Current

    Loan Feature                 Loan   Pool          Balance

A                                  638  40.24      $53,617,888.11
A+                                   3    .18         $240,800.00
B                                  639  32.97      $43,930,715.76
C                                  526  19.63      $26,155,484.07
Unknown                            148   6.98       $9,307,636.17
- -----------------------------------------------------------------
Total.....                       1,954 100.00%    $133,252,524.11
=================================================================

           THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS
           COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE
           COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

           THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR
           PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR
           IMMEDIATELY.

Financial Strategies          09/12/96 02:44:54 pm         Prudential Securities
Group           IMPACT CMO/ABS Analytics - Price / Yield Tables     Incorporated
Deal ID/CUSIP UCFC6C                              Coupon                   7.825
Class         A6     SEQ                          Accr  0.56514 1st Pmt 10/15/96
Collateral    100%WL  (Real)                      Factor 1.000000000 on 09/27/96
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.50391
WAM    (Orig)         (20.664)                    Mat 12/15/27   Settle 09/27/96
CenterPrice    99-24+ Inc   0.5


************ TO CALL *************

          CPR 19.00
   Price
   -----  --------- -
   99-15     7.989
   99-15+    7.986
   99-16     7.984
   99-16+    7.981
   99-17     7.979
   99-17+    7.977
   99-18     7.974
   99-18+    7.972
   99-19     7.969
   99-19+    7.967
   99-20     7.964
   99-20+    7.962
   99-21     7.960
   99-21+    7.957
   99-22     7.955
   99-22+    7.952
   99-23     7.950
   99-23+    7.948
   99-24     7.945
   99-24+    7.943
   99-25     7.940
   99-25+    7.938
   99-26     7.936
   99-26+    7.933
   99-27     7.931
   99-27+    7.928
   99-28     7.926
   99-28+    7.924
   99-29     7.921
   99-29+    7.919
   99-30     7.916
   99-30+    7.914
   99-31     7.912
   99-31+    7.909
  100-00     7.907
  100-00+    7.904
  100-01     7.902

  100-01+    7.900
  100-02     7.897

Avg. Life    9.550
Mod. Dur.    6.482
1st  Pmt.    9.550
Last Pmt. 04/15/06

Financial Strategies          09/16/96 10:21:47 am         Prudential Securities
Group              IMPACT CMO/ABS Analytics - Bond Cashflows        Incorporated
Deal ID/CUSIP UCFC6C                              Maturity              05/15/10
Class         A2     SEQ                          Coupon                   6.925
Underwriter   PSI                                 Accrued                0.50014
Issuer        UNITED COMPANIES FINANCIAL CORPORAT 1st Payment           10/15/96
Collateral    100%WL  (Real)                      Factor 1.000000000 on 09/27/96
N/GWAC (Orig)       /        (11.567/12.067)      LIBOR-1M              5.49219
WAM    (Orig)         (20.664)                                   Settle 09/27/96

  Price     100-00+ Proceeds 42,426,699    Prepay at HEP 25.00 Roll at
    Original Face of     42,209,000
  Date        Balance      Principal     Interest       Accrual        Total
- -------- --------------- ------------- ------------- ------------- -------------
09/01/96   42,209,000.00          0.00          0.00          0.00          0.00
10/15/96   42,209,000.00          0.00    243,581.10          0.00    243,581.10
11/15/96   42,209,000.00          0.00    243,581.10          0.00    243,581.10
12/15/96   42,209,000.00          0.00    243,581.10          0.00    243,581.10
01/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
02/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
03/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
04/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
05/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
06/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
07/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
08/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
09/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
10/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
11/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
12/15/97   42,209,000.00          0.00    243,581.10          0.00    243,581.10
01/15/98   42,209,000.00          0.00    243,581.10          0.00    243,581.10
02/15/98   42,209,000.00          0.00    243,581.10          0.00    243,581.10
03/15/98   42,209,000.00          0.00    243,581.10          0.00    243,581.10
04/15/98   42,209,000.00          0.00    243,581.10          0.00    243,581.10
05/15/98   38,040,154.52  4,168,845.48    243,581.10          0.00  4,412,426.59
06/15/98   33,424,450.38  4,615,704.13    219,523.39          0.00  4,835,227.53
07/15/98   28,921,937.61  4,502,512.77    192,886.93          0.00  4,695,399.70
08/15/98   24,529,881.62  4,392,056.00    166,903.68          0.00  4,558,959.68
09/15/98   20,245,613.32  4,284,268.30    141,557.86          0.00  4,425,826.15
10/15/98   16,066,527.60  4,179,085.72    116,834.06          0.00  4,295,919.78
11/15/98   11,990,081.77  4,076,445.83     92,717.25          0.00  4,169,163.08
12/15/98    8,013,794.07  3,976,287.70     69,192.76          0.00  4,045,480.46
01/15/99    4,135,242.24  3,878,551.84     46,246.27          0.00  3,924,798.11
02/15/99      352,062.06  3,783,180.18     23,863.79          0.00  3,807,043.97
03/15/99            0.00    352,062.06      2,031.69          0.00    354,093.75
                         ------------- ------------- ------------- -------------
Totals                   42,209,000.00  5,943,379.78          0.00 48,152,379.78

                                                                     Page 1 of 1


          UCFC 1996-C CS First Boston Computational Materials


BOND PROFILE SUMMARY

                             Avg.    CBE            1st    Last   Mod.  Legal
Class   Original    Coupon   Life  Yield            Pay    Pay    Dur.  Final
 Name        Par       (%)  (yrs)    (%)   Price  (mm/yy) (mm/yy) (yrs) (mm/yy)
- ------------------------------------------------------------------------------
To Maturity:
A1     95,000,000   FLOAT   0.91   FLOAT   100-00+ 10/96   5/98   FLOAT  7/07
A2     46,209,000   6.35    2.00   6.299   100-00   5/98   3/99   1.82   5/10
A3     57,161,000   6.45    3.10   6.445   100-00   3/99   8/00   2.72  11/13
A4     57,269,000   6.65    5.00   6.680   100-00   8/00   3/03   4.10   5/18
A5     24,060,000   6.75    7.50   6.800   100-00   3/03   7/05   5.68  10/23
A6     20,301,000   6.85   11.54   6.914   100-00   5/04   7/26   7.64  12/27
A7    200,000,000   FLOAT   3.76   FLOAT   100-00  10/96   7/26   FLOAT 12/27
- -------------------------------------------
To Call:
A5     24,060,000   6.75    7.27   6.799   100-00   3/03   5/04   5.56  10/23
A6     20,301,000   6.85    7.63   6.902   100-00   7/05   5/04   5.76  12/27
A7    200,000,000   FLOAT   3.45   FLOAT   100-00  10/96  11/04   FLOAT 12/27
- ------------------------------------------------------------------------------


(1) Fixed Rate Certificates and Floating Rate Certificates (Class A1-A7) Prepayment Curve (PPC)= 2.5% CPR (month 1) to 25% CPR (month 10) rising by 2.5% CPR each month. Priced at 25% HEP

(2) Coupon and price are assumed for computational materials.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

          UCFC 1996-C CS First Boston Computational Materials


BOND PROFILE SUMMARY

HEP:                0%      15%      21%      25%     28%      34%
- -------------------------------------------------------------------

CLASS A1 $95,000,000; Legal Final 7/07
- -------------------------------------------------------------------
TO MATURITY (Assumed Coupon FLOAT; Assumed Price: 100-00+)
Bond Yield:       5.74     5.72     5.72     5.72     5.72     5.71
Average Life:     6.41     1.31     1.03     0.91     0.84     0.74
Duration:         5.07     1.22     0.97     0.86     0.80     0.70
First Prin Pay:  10/96    10/96    10/96    10/96    10/96    10/96
Last Prin Pay:    7/07     3/99     8/98     5/98     3/98    12/97
- -------------------------------------------------------------------


CLASS A2 $46,209,000; Legal Final 5/10
- -------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.35%; Assumed Price: 100-00)
Bond Yield:      6.40      6.34     6.32     6.30     6.29     6.26
Average Life:   12.29      3.10     2.33     2.00     1.81     1.53
Duration:        8.27      2.73     2.10     1.82     1.66     1.41
First Prin Pay:  7/07      3/99     8/98     5/98     3/98    12/97
Last Prin Pay:   5/10      7/00     8/99     3/99    12/98     7/98
- -------------------------------------------------------------------


CLASS A3 $57,161,000; Legal Final 11/13
- -------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.45%; Assumed Price: 100-00)
Bond Yield:      6.51      6.48     6.46     6.45     6.44     6.42
Average Life:   15.18      4.90     3.64     3.10     2.78     2.31
Duration:        9.39      4.06     3.14     2.72     2.47     2.08
First Prin Pay:  5/10      7/00     8/99     3/99    12/98     7/98
Last Prin Pay:  11/13     11/02     4/01     8/00     3/00     8/99
- -------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

          UCFC 1996-C CS First Boston Computational Materials


BOND PROFILE SUMMARY

HEP:                0%      15%      21%      25%     28%      34%
- -------------------------------------------------------------------


CLASS A4 $57,269,000; Legal Final 5/18
- -------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.65%; Assumed Price: 100-00)
Bond Yield:      6.72     6.70      6.69     6.68     6.67     6.66
Average Life:   18.98     7.87      5.89     5.00     4.47     3.67
Duration:       10.45     5.91      4.71     4.11     3.74     3.15
First Prin Pay: 11/13    11/02      4/01     8/00     3/00     8/99
Last Prin Pay:   5/18    10/06      5/04     3/03     7/02     6/01
- -------------------------------------------------------------------


CLASS A5 $24,060,000; Legal Final 10/23
- -------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.75%; Assumed Price: 100-00)
Bond Yield:      6.82     6.81      6.80     6.80     6.80     6.78
Average Life:   24.63    11.52      8.79     7.50     6.72     5.50
Duration:       11.64     7.75      6.42     5.69     5.22     4.45
First Prin Pay:  5/18    10/06      5/04     3/03     7/02     6/01
Last Prin Pay:  10/23     1/10      1/07     7/05     8/04     3/03
- ----------------------
TO CALL (Assumed Coupon 6.75%; Assumed Price: 100-00)
Bond Yield:      6.82     6.81      6.80     6.80     6.79     6.79
Average Life:   24.24    11.21      8.54     7.27     6.53     5.34
Duration:       11.57     7.62      6.28     5.56     5.11     4.34
First Prin Pay:  5/18    10/06      5/04     3/03     7/02     6/01
Last Prin Pay:  12/21     6/08      9/05     5/04     8/03     5/02
- -------------------------------------------------------------------


CLASS A6 $20,301,000; Legal Final 12/27
- -------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.85%; Assumed Price: 100-00)
Bond Yield:       6.93     6.92     6.92     6.91     6.91     6.91
Average Life:    28.51    16.54    13.29    11.54    10.42     8.61
Duration:        12.15     9.50     8.36     7.64     7.13     6.23
First Prin Pay:  10/23     1/10     1/07     7/05     8/04     3/03
Last Prin Pay:    7/26     7/26     7/26     7/26     7/26     7/26
- ----------------------
TO CALL (Assumed Coupon 6.85%; Assumed Price: 100-00)
Bond Yield:       6.92     6.91     6.91     6.90     6.90     6.89
Average Life:    25.22    11.72     8.97     7.63     6.88     5.63
Duration:        11.65     7.80     6.49     5.76     5.31     4.52
First Prin Pay:  12/21     6/08     9/05     5/04     8/03     5/02
Last Prin Pay:   12/21     6/08     9/05     5/04     8/03     5/02
- -------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

          UCFC 1996-C CS First Boston Computational Materials

BOND PROFILE SUMMARY

HEP:                0%      15%      21%      25%      28%      34%
- -------------------------------------------------------------------


CLASS A7 $200,000,000; Legal Final 12/27
- -------------------------------------------------------------------
TO MATURITY (Assumed Coupon FLOAT; Assumed Price: 100-00)
Average Life:   19.26     6.00     4.44      3.76     3.37     2.78
First Prin Pay: 10/96    10/96    10/96     10/96    10/96    10/96
Last Prin Pay:   7/26     7/26     7/26      7/26     7/26     7/26
- ----------------------
TO CALL (Assumed Coupon FLOAT; Assumed Price: 100-00)
Average Life:   19.21     5.58     4.08      3.45     3.08     2.55
First Prin Pay: 10/96    10/96    10/96     10/96    10/96    10/96
Last Prin Pay:   9/22     2/10     6/06     11/04    12/03     8/02
- -------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

FIXED RATE COLLATERAL SUMMARY

UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

- -------------------------------------------------------------------

UCFC6C
Cut Off Date of Tape is  08/31/96
HELS
$204,500,349.95
Mortgage Summary Report
- -------------------------------------------------------------------

Number of Mortgage Loans:                                   4,440

Aggregate Unpaid Principal Balance:               $204,500,349.95
Aggregate Original Principal Balance:             $204,902,777.70

Weighted Average Gross Coupon:                            12.065%
Gross Coupon Range:                             8.500% -  17.100%
- -------------------------------------------------------------------
Average Unpaid Principal Balance:                      $46,058.64
Average Original Principal Balance:                    $46,149.27

Maximum Unpaid Principal Balance:                     $481,664.42
Minimum Unpaid Principal Balance:                       $5,200.00

Maximum Original Principal Balance:                   $481,800.00
Minimum Original Principal Balance:                     $5,200.00

Weighted Avg. Stated Rem. Term  :                         246.874
Stated Rem Term Range:                          48.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        249.562
Amortized Rem Term Range:                       47.999 -  360.185

Weighted Average Age (Original Term - Rem Term):            1.157
Age Range:                                       0.000 -  141.000

Weighted Average Original Term:                           248.031
Original Term Range:                            48.000 -  360.000

Weighted Average Combined LTV:                             78.448
Combined LTV Range:                            11.300% - 100.000%

Geographics:                     LA 11%, FL 9%, OH 7%, NC 5%, MI 5%

Property Type:
    Single Family      88%
           Duplex       5%
            Other       7%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

FLOATING RATE COLLATERAL SUMMARY

UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates

- -------------------------------------------------------------------
UCFC6C
Cut Off Date of Tape is  08/31/96
HELS - Adjustable Rate Loans
$133,252,524.11
- -------------------------------------------------------------------

Number of Mortgage Loans:                                   1,954

Index:                                                6 Mo. LIBOR

Aggregate Unpaid Principal Balance:               $133,252,524.11
Aggregate Original Principal Balance:             $133,372,367.96
- -------------------------------------------------------------------

Weighted Average Coupon (Gross):                          10.248%
Gross Coupon Range:                             8.200% -  12.900%
- -------------------------------------------------------------------
Weighted Average Margin (Gross):                           5.304%
Gross Margin Range:                             4.000% -   8.450%

Weighted Average Life Cap (Gross):                        16.251%
Gross Life Cap Range:                          11.850% -  18.900%

Weighted Average Life Floor (Gross):                      10.237%
Gross Life Floor Range:                         7.750% -  12.900%
- -------------------------------------------------------------------

Average Unpaid Principal Balance:                      $68,194.74
Average Original Principal Balance:                    $68,256.07

Maximum Unpaid Principal Balance:                     $411,168.17
Minimum Unpaid Principal Balance:                       $9,279.35

Maximum Original Principal Balance:                   $411,400.00
Minimum Original Principal Balance:                     $9,300.00

Weighted Avg. Stated Rem. Term :                          322.860
Stated Rem Term Range:                          58.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        322.855
Amortized Rem Term Range:                       58.001 -  360.067

Weighted Average Age (Original Term - Rem Term):            1.096
Age Range:                                       0.000 -  166.000


Weighted Average Original Term:                           323.956
Original Term Range:                            60.000 -  360.000

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

FLOATING RATE COLLATERAL SUMMARY

UCFC Loan Trust 1996-C - Home Equity Loan Pass-Through Certificates


Weighted Average Combined LTV:                             81.355%
Combined LTV Range:                             13.800% - 100.000%

Weighted Average Periodic Interest Cap:                    1.040%
Periodic Interest Cap Range:                    1.000% -   3.000%

Weighted Average Months to Interest Roll:                   6.834
Months to Interest Roll Range:                           2 -   24

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6

Geographics:                     CA 12%, OH 10%, IN 5%, MI 8%, NC 5%

Property Type:
    Single Family      91%
           Duplex       4%
            Other       5%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

          UCFC 1996-C CS First Boston Computational Materials

Schedule of Monthly Available Funds Caps for Class A-9 Adjustable Rate Certificates

Assumes 6 month LIBOR remains constant at 5.625%

- ---------------------------
  MONTHS     COUPON CAP
- ---------------------------
7/15/96         9.26
8/15/96         9.26
9/15/96         9.27
10/15/96        9.31
11/15/96        9.69
12/15/96        10.19
1/15/97         10.29
2/15/97         10.29
3/15/97         10.30
4/15/97         10.34
5/15/97         10.70
6/15/97         11.20
7/15/97         11.29
8/15/97         10.80
9/15/97         10.80
10/15/97        10.80
11/15/97        10.94
12/15/97        11.13
1/15/98         11.20
2/15/98         11.20
3/15/98         11.20
4/15/98         11.20
5/15/98         11.20
6/15/98         11.20
7/15/98         11.20
8/15/98         11.20
9/15/98         11.20
10/15/98        11.20
11/15/98        11.20
12/15/98        11.20
1/15/99         11.20
2/15/99         11.20
3/15/99         11.20
4/15/99         11.20
5/15/99         11.20
6/15/99         11.20
7/15/99         11.20
8/15/99         11.20
9/15/99         11.20
10/15/99        11.20

11/15/99        11.20
12/15/99        11.20
1/15/00         11.20
2/15/00         11.20
3/15/00         11.20
4/15/00         11.20
5/15/00         11.20
6/15/00         11.20
7/15/00         11.20
8/15/00         11.20
9/15/00         11.20
10/15/00        11.20
11/15/00        11.20
12/15/00        11.20
1/15/01         11.20
2/15/01         11.20
3/15/01         11.20
4/15/01         11.20
5/15/01         11.20
6/15/01         11.20
7/15/01         11.20
8/15/01         11.20
9/15/01         11.20
10/15/01        11.20
11/15/01        11.20
12/15/01        11.20
1/15/02         11.20
2/15/02         11.20
3/15/02         11.20
4/15/02         11.20
5/15/02         11.20
6/15/02         11.20
7/15/02         11.20
8/15/02         11.20
9/15/02         11.20
10/15/02        11.20
11/15/02        11.20
12/15/02        11.20
1/15/03         11.20
2/15/03         11.20
3/15/03         11.20
4/15/03         11.20
5/15/03         11.20
6/15/03         11.20
7/15/03         11.20
8/15/03         11.20
9/15/03         11.20
10/15/03        11.20
11/15/03        11.20
12/15/03        11.20
1/15/04         11.20
2/15/04         11.20
3/15/04         11.20
4/15/04         11.20

5/15/04         11.20
6/15/04         11.20
7/15/04         11.20
8/15/04         11.20
9/15/04         11.20
10/15/04        11.20
11/15/04        11.20
12/15/04        11.20
1/15/05         11.20
2/15/05         11.20
3/15/05         11.20
4/15/05         11.20
5/15/05         11.20
6/15/05         11.20
7/15/05         11.20
8/15/05         11.20
9/15/05         11.20
10/15/05        11.20
11/15/05        11.20
12/15/05        11.20
1/15/06         11.20
2/15/06         11.20
3/15/06         11.20
4/15/06         11.20
5/15/06         11.20
6/15/06         11.20
7/15/06         11.20
8/15/06         11.20
9/15/06         11.20
10/15/06        11.20
11/15/06        11.20
12/15/06        11.20
1/15/07         11.20
2/15/07         11.20
3/15/07         11.20
4/15/07         11.20
5/15/07         11.20
6/15/07         11.20
7/15/07         11.20
8/15/07         11.20
9/15/07         11.20
10/15/07        11.20
11/15/07        11.20
12/15/07        11.20
1/15/08         11.20
2/15/08         11.20
3/15/08         11.20
4/15/08         11.20
5/15/08         11.20
6/15/08         11.20
7/15/08         11.20
8/15/08         11.20
9/15/08         11.20
10/15/08        11.20

11/15/08        11.20
12/15/08        11.20
1/15/09         11.20
2/15/09         11.20
3/15/09         11.21
4/15/09         11.21
5/15/09         11.21
6/15/09         11.21
7/15/09         11.21
8/15/09         11.21
9/15/09         11.21
10/15/09        11.21
11/15/09        11.21
12/15/09        11.21
1/15/10         11.21
2/15/10         11.21
3/15/10         11.21
4/15/10         11.21
5/15/10         11.21
6/15/10         11.21
7/15/10         11.21
8/15/10         11.21
9/15/10         11.21
10/15/10        11.21
11/15/10        11.21
12/15/10        11.21
1/15/11         11.21
2/15/11         11.21
3/15/11         11.21

(1) Available Funds Cap equals gross WAC on collateral minus 0.59% in months 1 to 12 and minus 1.09% thereafter.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO] CS FIRST BOSTON

             UCFC 1996-B  CS First Boston Computational Materials

Schedule of Monthly Available Funds Caps for Class A-9 Adjustable Rate Certificates

Assumes 6 month LIBOR remains constant at 5.625%
- ---------------------------
  MONTHS     COUPON CAP
- ---------------------------

4/15/11         11.21
5/15/11         11.21
6/15/11         11.20
7/15/11         11.20
8/15/11         11.20
9/15/11         11.20
10/15/11        11.20
11/15/11        11.20
12/15/11        11.20
1/15/12         11.20
2/15/12         11.20
3/15/12         11.20
4/15/12         11.20
5/15/12         11.20
6/15/12         11.20
7/15/12         11.20
8/15/12         11.20
9/15/12         11.20
10/15/12        11.20
11/15/12        11.20
12/15/12        11.20
1/15/13         11.20
2/15/13         11.20
3/15/13         11.20
4/15/13         11.20
5/15/13         11.20
6/15/13         11.20
7/15/13         11.20
8/15/13         11.20
9/15/13         11.20
10/15/13        11.20
11/15/13        11.20
12/15/13        11.20
1/15/14         11.20
2/15/14         11.20
3/15/14         11.20
4/15/14         11.20
5/15/14         11.20
6/15/14         11.20
7/15/14         11.20
8/15/14         11.20
9/15/14         11.20

10/15/14        11.20
11/15/14        11.20
12/15/14        11.20
1/15/15         11.20
2/15/15         11.20
3/15/15         11.20
4/15/15         11.20
5/15/15         11.20
6/15/15         11.20
7/15/15         11.20
8/15/15         11.20
9/15/15         11.20
10/15/15        11.20
11/15/15        11.20
12/15/15        11.20
1/15/16         11.20
2/15/16         11.20
3/15/16         11.20
4/15/16         11.20
5/15/16         11.20
6/15/16         11.20
7/15/16         11.20
8/15/16         11.20
9/15/16         11.20
10/15/16        11.20
11/15/16        11.20
12/15/16        11.20
1/15/17         11.20
2/15/17         11.20
3/15/17         11.20
4/15/17         11.20
5/15/17         11.20
6/15/17         11.20
7/15/17         11.20
8/15/17         11.20
9/15/17         11.20
10/15/17        11.20
11/15/17        11.20
12/15/17        11.20
1/15/18         11.20
2/15/18         11.20
3/15/18         11.20
4/15/18         11.20
5/15/18         11.20
6/15/18         11.20
7/15/18         11.20
8/15/18         11.20
9/15/18         11.20
10/15/18        11.20
11/15/18        11.20
12/15/18        11.20
1/15/19         11.20
2/15/19         11.20
3/15/19         11.20

4/15/19         11.20
5/15/19         11.20
6/15/19         11.20
7/15/19         11.20
8/15/19         11.20
9/15/19         11.20
10/15/19        11.20
11/15/19        11.20
12/15/19        11.20
1/15/20         11.20
2/15/20         11.20
3/15/20         11.20
4/15/20         11.20
5/15/20         11.20
6/15/20         11.20
7/15/20         11.20
8/15/20         11.20
9/15/20         11.20
10/15/20        11.20
11/15/20        11.20
12/15/20        11.20
1/15/21         11.20
2/15/21         11.20
3/15/21         11.20
4/15/21         11.20
5/15/21         11.20
6/15/21         11.20
7/15/21         11.20
8/15/21         11.20
9/15/21         11.21
10/15/21        11.21
11/15/21        11.21
12/15/21        11.21
1/15/22         11.21
2/15/22         11.21
3/15/22         11.21
4/15/22         11.21
5/15/22         11.21
6/15/22         11.21
7/15/22         11.21
8/15/22         11.21
9/15/22         11.21
10/15/22        11.21
11/15/22        11.21
12/15/22        11.21
1/15/23         11.21
2/15/23         11.21
3/15/23         11.21
4/15/23         11.21
5/15/23         11.21
6/15/23         11.21
7/15/23         11.21
8/15/23         11.21
9/15/23         11.21

10/15/23        11.21
11/15/23        11.21
12/15/23        11.21
1/15/24         11.21
2/15/24         11.21
3/15/24         11.21
4/15/24         11.21
5/15/24         11.21
6/15/24         11.21
7/15/24         11.21
8/15/24         11.21
9/15/24         11.21
10/15/24        11.21
11/15/24        11.21
12/15/24        11.21
1/15/25         11.21
2/15/25         11.22
3/15/25         11.22
4/15/25         11.22
5/15/25         11.22
6/15/25         11.22
7/15/25         11.22
8/15/25         11.22
9/15/25         11.22
10/15/25        11.22
11/15/25        11.21
12/15/25        11.21
1/15/26         11.20
2/15/26         11.17

(1) Available Funds Cap equals gross WAC on collateral minus 0.59% in months 1 to 12 and minus 1.09% thereafter.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

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